Exhibit 99.1

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
Address:
One Hartford Plaza
Hartford, CT 06155
Internet address:
http://www.thehartford.com
Contacts:
Kimberly Johnson
Senior Vice President
Investor Relations
Phone (860) 547-6781
JR (John) Reilly
Assistant Vice President
Investor Relations
Phone (860) 547-9140
Margaret Mann
Program Assistant
Investor Relations
Phone (860) 547-3800
As of April 24, 2007

	A.M. Best	Fitch	Standard & Poor’s	Moody’s
Insurance Financial Strength Ratings:
Hartford Fire Insurance Company	A+	AA	AA-	Aa3
Hartford Life Insurance Company	A+	AA	AA-	Aa3
Hartford Life & Accident Insurance Company	A+	AA	AA-	Aa3
Hartford Life & Annuity Insurance Company	A+	AA	AA-	Aa3
Hartford Life Insurance KK (Japan)	—	—	AA-	—
Hartford Life Limited (Ireland)	—	—	AA-	—
Other Ratings:
The Hartford Financial Services Group, Inc.:
Senior debt	a-	A	A	A2
Commercial paper	AMB-2	F1	A-1	P-1

Hartford Life, Inc.:
Senior debt	a-	A	A	A2

Hartford Life Insurance Company:
Short term rating	—	—	A-1+	P-1
Consumer notes	a+	AA-	AA-	A1
TRANSFER AGENT
The Bank of New York
Shareholder Relations Department — 12E
P.O. Box 11258
Church Street Station
New York, NY 10286
1 (800) 254-2823
COMMON STOCK
Common stock of The Hartford Financial Services Group, Inc. is traded on the New York Stock Exchange under the symbol “HIG”.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the
U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

Basis of Presentation	i, ii, iii

CONSOLIDATED
Consolidated Financial Results	C-1
Operating Results by Segment	C-2
Analysis of Operating Results by Segment	C-2a
Consolidating Statements of Operations
Three Months Ended March 31, 2007 and 2006	C-3
Consolidating Balance Sheets
As of March 31, 2007 and December 31, 2006	C-4
Capital Structure	C-5
Accumulated Other Comprehensive Income (Loss)	C-6
Computation of Basic and Diluted Earnings Per Share	C-7
Analysis of Net Realized Capital Gains and Losses
Three Months Ended March 31, 2007 and 2006	C-8
Computation of Return-on-Equity Measures	C-9

LIFE
Financial Highlights	L-1
Operating Results	L-2
Total Assets Under Management	L-3
Consolidated Balance Sheets	L-4
Deferred Policy Acquisition Costs and Present Value of Future Profits	L-5
Supplemental Data — Annuity Death and Income Benefits	L-6
Reinsurance Recoverable Analysis
As of December 31, 2006	L-7
Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	L-8
Retail Products Group
Income Statements
Individual Annuity	L-9
Other	L-10
Supplemental Data
Deposits	L-11
Assets Under Management	L-12
Individual Annuity — Account Value
Rollforward	L-13
Other Retail — Asset Rollforward	L-14
Retirement Plans
Income Statements	L-15
Supplemental Data
Deposits	L-16
Assets Under Management	L-17
Account Value Rollforward	L-18
Institutional Solutions Group
Income Statements	L-19
Supplemental Data
Deposits	L-20
Assets Under Management	L-21
Account Value and Asset Rollforward	L-22
Individual Life
Income Statements	L-23
Supplemental Data	L-24
Account Value Rollforward	L-25
Group Benefits
Income Statements	L-26
Supplemental Data	L-27
International
Highlights	L-28
Japan
Income Statements	L-29
Supplemental Data — Account Value Rollforward in Dollars	L-30
Supplemental Data — Account Value Rollforward in Yen	L-31

PROPERTY & CASUALTY
Financial Highlights	PC-1
Operating Results	PC-2
Ongoing Operations Operating Results	PC-3
Ongoing Operations Consolidating Underwriting Results
Three Months Ended March 31, 2007	PC-4
Ongoing Operations Underwriting Results	PC-5
Business Insurance Underwriting Results	PC-6
Business Insurance Written and Earned Premiums	PC-7
Personal Lines Underwriting Results	PC-8
Personal Lines Written and Earned Premiums	PC-9
Specialty Commercial Underwriting Results	PC-10
Specialty Commercial Written and Earned Premiums	PC-11
Other Operations Operating Results	PC-12
Other Operations Losses and Loss Adjustment Expenses	PC-13
Paid and Incurred Loss and Loss Adjustment Expense Development — A&E	PC-14
Unpaid Loss and Loss Adjustment Expense Reserve Rollforward
Three Months Ended March 31, 2007	PC-15
Reinsurance Recoverable Analysis	PC-16
Consolidated Income Statements	PC-17
Consolidated Balance Sheets	PC-18
Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	PC-19

INVESTMENTS
Investment Earnings Before-tax
Consolidated	I-1
Life	I-2
Property & Casualty	I-3
Corporate	I-4
Composition of Invested Assets
Consolidated	I-5
Life	I-6
Property & Casualty	I-7
Unrealized Loss Aging
Consolidated	I-8
Life	I-9
Property & Casualty	I-10
Invested Asset Exposures
As of March 31, 2007	I-11

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION
     DEFINITIONS AND PRESENTATION
•	All amounts are in millions, except for per share and ratio information unless otherwise stated.

•	Life is organized into six reportable operating segments: Retail Products Group, Retirement Plans, Institutional Solutions Group, Individual Life, Group Benefits and International. Life also includes in an Other category its leveraged PPLI product line of business; corporate items not directly allocated to any of its reportable operating segments; net realized capital gains and losses on fixed maturity sales generated from movements in interest rates, less amortization of those gains or losses back to the reportable segments; net realized capital gains and losses generated from credit related events, less a credit risk fee charged to the reportable segments; net realized capital gains and losses from non-qualifying derivative strategies (including embedded derivatives) other than the net periodic coupon settlements on credit derivatives and the net periodic coupon settlements on the cross currency swap used to economically hedge currency and interest rate risk generated from sales of Life’s yen based fixed annuity, which are allocated to the reportable segments; the mark-to-market adjustment for the equity securities held for trading reported in net investment income and the related change in interest credited reported as a component of benefits, losses and loss adjustment expenses because these items are not considered by Life’s chief operating decision maker in evaluating the International results of operations; and intersegment eliminations.

•	Property & Casualty includes Ongoing Operations and Other Operations. Ongoing Operations includes the underwriting results of the Business Insurance, Personal Lines and Specialty Commercial segments. Other Operations includes the underwriting results of certain property and casualty insurance operations that have discontinued writing new business and substantially all of the Company’s asbestos and environmental exposures. The profitability of the Business Insurance, Personal Lines and Specialty Commercial segments are evaluated primarily based on underwriting results. The Company allocates income and expense items not directly attributed to the underwriting segments, such as net investment income, net realized capital gains and losses, other expenses and income taxes, to Ongoing Operations and Other Operations, respectively. The profitability of Ongoing Operations and the Other Operations segment is evaluated based on net income.

•	Corporate primarily includes the Company’s debt financing and related interest expense, as well as certain capital raising and purchase accounting adjustment activities.

•	Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate current trends in The Hartford’s business. These measures include sales, deposits, net flows, account value, insurance in-force and premium retention. Premium retention is defined as renewal premium written in the current period divided by total premium written in the prior period.

•	The Hartford, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs, as well as other underwriting expenses) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.

•	The Hartford, along with others in the life insurance industry, uses underwriting ratios as measures of the Group Benefits segment’s performance. The loss ratio is the ratio of total benefits, losses and loss adjustment expenses, excluding buyouts, to total premiums and other considerations excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to total premiums and other considerations excluding buyout premiums.

•	Accumulated other comprehensive income (“AOCI”) represents net of tax unrealized gain (loss) on available-for-sale securities; net gain (loss) on cash-flow hedging instruments; foreign currency translation adjustments; and pension and other postretirement adjustments.

•	Assets under management is an internal performance measure used by the Company because a significant portion of the Company’s revenues are based upon asset values. These revenues increase or decrease with a rise or fall, correspondingly, in the level of assets under management.

•	Investment yield, before- or after-tax, is calculated by dividing before- or after-tax, respectively, annualized net investment income (excluding net realized capital gains (losses) and change in fair value of trading securities) by average invested assets at cost (fixed maturities at amortized cost, excluding trading securities).

•	Certain reclassifications have been made to the prior periods to conform to the March 31, 2007 presentation.

•	NM — Not meaningful means increases or decreases greater than or equal to 200%, or changes from a net gain to a net loss position, or vice versa.

i

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES

•	The Hartford uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company’s operating performance for the periods presented herein. Because The Hartford’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing The Hartford’s non-GAAP and other financial measures to those of other companies.

•	The Hartford uses the non-GAAP financial measure core earnings as an important measure of the Company’s operating performance. The Hartford believes that the measure core earnings provides investors with a valuable measure of the performance of the Company’s ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by the net effect of certain realized capital gains and losses. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (net of tax and the effects of deferred policy acquisition costs) that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives and net periodic settlements on the Japan fixed annuity cross-currency swap. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income. Core earnings is also used by management to assess our operating performance and is one of the measures considered in determining incentive compensation for our managers. Net income is the most directly comparable GAAP measure. Core earnings should not be considered as a substitute for net income and does not reflect the overall profitability of our business. Therefore, The Hartford believes that it is useful for investors to evaluate both net income and core earnings when reviewing the Company’s performance. A reconciliation of net income to core earnings for the periods presented herein is set forth on page C-7.

•	Core earnings per share is calculated based on the non-GAAP financial measure core earnings. The Hartford believes that the measure core earnings per share provides investors with a valuable measure of the Company’s operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income per share is the most directly comparable GAAP measure. Core earnings per share should not be considered as a substitute for net income per share and does not reflect the overall profitability of our business. Therefore, the Hartford believes that it is useful for investors to evaluate both net income per share and core earnings per share when reviewing our performance. A reconciliation of net income per share to core earnings per share for the periods presented herein is set forth on page C-7.

•	Written premiums is a statutory accounting financial measure used by The Hartford as an important indicator of the operating performance of the Company’s property and casualty operations. Because written premiums represents the amount of premium charged for policies issued, net of reinsurance, during a fiscal period, The Hartford believes it is useful to investors because it reflects current trends in The Hartford’s sale of property and casualty insurance products. Earned premiums, the most directly comparable GAAP measure, represents all premiums that are recognized as revenues during a fiscal period. The difference between written premiums and earned premiums is attributable to the change in unearned premium reserves. A reconciliation of written premiums to earned premiums for the periods presented herein is set forth at page PC-2.

•	The profitability of the Business Insurance, Personal Lines and Specialty Commercial underwriting segments is evaluated by The Hartford’s management primarily based upon underwriting results. Underwriting results is a before-tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Net income is the most directly comparable GAAP measure. Underwriting results are influenced significantly by earned premium growth and the adequacy of The Hartford’s pricing. Underwriting profitability over time is also greatly influenced by The Hartford’s underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through economies of scale and its management of acquisition costs and other underwriting expenses. The Hartford believes that underwriting results provides investors with a valuable measure of before-tax profitability derived from underwriting activities, which are managed separately from the Company’s investing activities. Underwriting results is also presented for Ongoing Operations, Other Operations and total Property & Casualty. A reconciliation of underwriting results to net income for total Property & Casualty, Ongoing Operations and Other Operations is set forth on pages PC-2, PC-3 and PC-12, respectively.

•	A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorism or other similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance, and therefore their effects are not included in earnings or losses and loss adjustment expense reserves prior to occurrence. The Hartford believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.

•	Underwriting results before catastrophes and prior year development is a non-GAAP financial measure because it excludes the effects of catastrophes, prior year development and the reduction in earned premiums relating to retrospectively rated policies. The Company believes that this measure is useful to investors as an additional measure of Property & Casualty’s current operations, because it excludes the effect of items relating to prior periods. Net income is the most directly comparable GAAP measure. A reconciliation of the adjusted underwriting results to underwriting results and net income for the periods presented herein are set forth on page C-2a.

ii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES (CONTINUED)

•	Book value per share excluding AOCI is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) stockholders’ equity excluding AOCI, net of tax, by (b) common shares outstanding. The Hartford provides book value per share excluding AOCI to enable investors to analyze the amount of the Company’s net worth that is primarily attributable to the Company’s business operations. The Hartford believes book value per share excluding AOCI is useful to investors because it eliminates the effect of items which typically fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per share is the most directly comparable GAAP measure. A reconciliation of book value per share to book value per share excluding AOCI for the periods presented herein is set forth at page C-1.

•	The Hartford provides different measures of the return on equity (“ROE”) of the Company. ROE (core earnings last twelve months to equity excluding AOCI), is calculated based on non-GAAP financial measures. ROE (core earnings last twelve months to equity excluding AOCI) is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average stockholders’ equity excluding AOCI. The Hartford provides to investors return-on-equity measures based on its non-GAAP core earnings financial measures for the reasons set forth in the related discussion above. The Hartford excludes AOCI in the calculation of these return-on-equity measures to provide investors with a measure of how effectively the Company is investing the portion of the Company’s net worth that is primarily attributable to the Company’s business operations. ROE (net income last twelve months to equity including AOCI) is the most directly comparable GAAP measure. A reconciliation of the non-GAAP return-on-equity measures for the periods presented herein to ROE (net income last twelve months to equity including AOCI) is set forth at page C-9.

iii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

	THREE MONTHS ENDED					Year Over		Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Year		3 Month
	2006	2006	2006	2006	2007	Change		Change
HIGHLIGHTS
Net income	$728	$476	$758	$783	$876		20%	12%
Core earnings	$797	$573	$727	$768	$843		6%	10%
Total revenues	$6,543	$4,971	$7,407	$7,579	$6,759		3%	(11%)
Total assets	$295,375	$294,938	$304,794	$326,710	$332,711		13%	2%
Total assets under management [1]	$336,484	$337,182	$350,896	$377,599	$386,793		15%	2%

PER SHARE AND SHARES DATA
Basic earnings per share
Net income	$2.41	$1.57	$2.45	$2.45	$2.74		14%	12%
Core earnings	$2.64	$1.89	$2.35	$2.40	$2.64		—	10%
Diluted earnings per share
Net income	$2.34	$1.52	$2.39	$2.42	$2.71		16%	12%
Core earnings	$2.56	$1.83	$2.30	$2.37	$2.61		2%	10%
Weighted average common shares outstanding (basic)	302.2	303.3	310.0	319.7	319.6	17.4	sh	(0.1)
Weighted average common shares outstanding and dilutive potential common shares (diluted)	310.9	312.3	316.7	323.9	322.7	11.8	sh	(1.2)
Common shares outstanding	303.0	304.1	316.6	323.3	316.4	13.4	sh	(6.9)
Book value per share	$50.86	$50.59	$56.01	$58.39	$59.58		17%	2%
Per share impact of AOCI	$(1.51)	$(3.03)	$0.20	$0.56	$0.56	NM		—
Book value per share (excluding AOCI)	$52.37	$53.62	$55.81	$57.83	$59.02		13%	2%

FINANCIAL RATIOS
ROE (net income last 12 months to equity including AOCI) [2]	15.8%	14.3%	14.7%	16.1%	16.9%		1.1	0.8
ROE (core earnings last 12 months to equity excluding AOCI) [2]	16.7%	15.9%	16.0%	16.9%	16.9%		0.2	—
Debt to capitalization including AOCI	23.6%	23.7%	18.7%	17.9%	19.2%		(4.4)	1.3
Investment yield, after-tax	3.9%	3.9%	3.9%	4.0%	4.1%		0.2	0.1
Ongoing Property & Casualty GAAP combined ratio	88.8	89.3	90.4	88.9	88.8		—	0.1

[1]	Includes mutual fund assets (see page L-3) and third party assets managed by HIMCO (see page I-5).

[2]	See page C-9 for a computation of return-on-equity measures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT
(A reconciliation of core earnings to net income for each of the segments is set forth on the respective segment pages contained in this supplement.)

	THREE MONTHS ENDED					Year over	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Year	3 Month
	2006	2006	2006	2006	2007	Change	Change
LIFE
Retail Products Group
Individual Annuity	$160	$155	$170	$86	$174	9%	102%
Other Retail	16	11	14	16	15	(6%)	(6%)

Total Retail Products Group	176	166	184	102	189	7%	85%
Retirement Plans	21	22	21	45	23	10%	(49%)
Institutional Solutions Group	22	29	24	24	33	50%	38%
Individual Life	45	48	46	31	46	2%	48%
Group Benefits	68	74	74	87	66	(3%)	(24%)
International	46	52	47	101	54	17%	(47%)
Other [1] [2]	40	(5)	11	4	7	(83%)	75%

Total Life core earnings [3]	$418	$386	$407	$394	$418	—	6%

PROPERTY & CASUALTY
Ongoing Operations
Ongoing Operations Underwriting Results
Business Insurance	$134	$197	$123	$164	$124	(7%)	(24%)
Personal Lines	106	126	89	108	130	23%	20%
Specialty Commercial	47	(43)	41	19	39	(17%)	105%

Total Ongoing Operations underwriting results	287	280	253	291	293	2%	1%
Net servicing income	18	12	15	8	11	(39%)	38%
Net investment income	291	296	299	339	351	21%	4%
Periodic net coupon settlements on credit derivatives, before-tax	—	1	1	2	3	NM	50%
Other expenses	(53)	(75)	(40)	(54)	(60)	(13%)	(11%)
Income tax expense	(157)	(153)	(160)	(174)	(178)	(13%)	(2%)

Ongoing Operations core earnings	$386	$361	$368	$412	$420	9%	2%

Other Operations core earnings [4]	$35	$(126)	$3	$36	$28	(20%)	(22%)

Total Property & Casualty core earnings	$421	$235	$371	$448	$448	6%	-

CORPORATE
Total Corporate core earnings [3]	$(42)	$(48)	$(51)	$(74)	$(23)	45%	69%

CONSOLIDATED
Core earnings	$797	$573	$727	$768	$843	6%	10%
Add: Net realized capital gains (losses), after-tax [3], [5]	(69)	(97)	31	15	33	NM	120%

Net income	$728	$476	$758	$783	$876	20%	12%

PER SHARE DATA [6]
Diluted earnings per share
Core earnings	$2.56	$1.83	$2.30	$2.37	$2.61	2%	10%
Net income	$2.34	$1.52	$2.39	$2.42	$2.71	16%	12%

[1]	Included in the three months ended March 31, 2006 is a charge of $7, after-tax, to reserve for regulatory matters.

[2]	Included in the three months ended March 31, 2006 is a $34 benefit, after-tax, due to a reduction in litigation reserves related to leveraged corporate owned life insurance products.

[3]	Included in the three months ended December 31, 2006 in Life core earnings, Corporate core earnings and net realized gain (losses), after-tax, is $(17), $(13), and $(46), respectively, related to the effect of the unlock of deferred acquisition costs. See L-1 for further details by Life segment.

[4]	The three months ended June 30, 2006 included a charge of $158, after-tax, as a result of the agreement with Equitas and the Company’s evaluation of the reinsurance recoverables and allowance for uncollectible reinsurance associated with older, long-term casualty liabilities.

[5]	Includes those net realized capital gains (losses) not included in core earnings. See page C-8 further analysis.

[6]	See page C-7 for reconciliation of net income to core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF OPERATING RESULTS BY SEGMENT
(A reconciliation of core earnings to net income for each of the segments is set forth on the respective segment pages contained in this supplement.)

	THREE MONTHS ENDED					Year Over	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Year	3 Month
	2006	2006	2006	2006	2007	Change	Change
LIFE
Retail Products Group
Individual Annuity	$160	$155	$170	$86	$174	9%	102%
Other Retail	16	11	14	16	15	(6%)	(6%)

Total Retail Products Group	176	166	184	102	189	7%	85%
Retirement Plans	21	22	21	45	23	10%	(49%)
Institutional Solutions Group	22	29	24	24	33	50%	38%
Individual Life	45	48	46	31	46	2%	48%
Group Benefits	68	74	74	87	66	(3%)	(24%)
International	46	52	47	101	54	17%	(47%)
Other [1] [2]	40	(5)	11	4	7	(83%)	75%

Total Life core earnings [3]	$418	$386	$407	$394	$418	—	6%
PROPERTY & CASUALTY
Ongoing Operations Underwriting Results Before Catastrophe Impacts and Prior Year Development:
Business Insurance	159	185	128	156	142	(11%)	(9%)
Personal Lines	143	135	104	129	151	6%	17%
Specialty Commercial	20	24	43	20	32	60%	60%

Total Ongoing Operations underwriting results before catastrophe impacts and prior year development	322	344	275	305	325	1%	7%
Catastrophe impacts, excluding prior year development	(41)	(73)	(50)	(35)	(28)	32%	20%
Prior year reserve development:
Catastrophe loss and loss adjustment expenses	18	17	39	(4)	5	(72%)	NM
Other loss and loss adjustment expenses	(12)	(8)	(11)	25	(9)	25%	NM

Total Ongoing Operations underwriting results	287	280	253	291	293	2%	1%
Net servicing income	18	12	15	8	11	(39%)	38%
Net investment income	291	296	299	339	351	21%	4%
Periodic net coupon settlements on credit derivatives, before-tax	—	1	1	2	3	NM	50%
Other expenses	(53)	(75)	(40)	(54)	(60)	(13%)	(11%)
Income tax expense	(157)	(153)	(160)	(174)	(178)	(13%)	(2%)

Ongoing Operations core earnings	$386	$361	$368	$412	$420	9%	2%
Other Operations core earnings [4]	$35	$(126)	$3	$36	$28	(20%)	(22%)

Total Property & Casualty core earnings	$421	$235	$371	$448	$448	6%	—
CORPORATE
Total Corporate core earnings [3]	$(42)	$(48)	$(51)	$(74)	$(23)	45%	69%

CONSOLIDATED
Core earnings	$797	$573	$727	$768	$843	6%	10%
Add: Net realized capital gains (losses), after-tax [3], [5]	(69)	(97)	31	15	33	NM	120%

Net income	$728	$476	$758	$783	$876	20%	12%

[1]	Included in the three months ended March 31, 2006 is a charge of $7, after-tax, to reserve for regulatory matters.

[2]	Included in the three months ended March 31, 2006 is a $34 benefit, after-tax, due to a reduction in litigation reserves related to leveraged corporate owned life insurance products.

[3]	Included in the three months ended December 31, 2006 in Life core earnings, Corporate core earnings and net realized gain (losses), after-tax, is $(17), $(13), and $(46), respectively, related to the effect of the unlock of deferred acquisition costs. See L-1 for further details by Life segment.

[4]	The three months ended June 30, 2006 included a charge of $158, after-tax, as a result of the agreement with Equitas and the Company’s evaluation of the reinsurance recoverables and allowance for uncollectible reinsurance associated with older, long-term casualty liabilities.

[5]	Includes those net realized capital gains (losses) not included in core earnings. See page C-8 further analysis.

C-2a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING STATEMENTS OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2007 AND 2006

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2007	2006	Change	2007	2006	Change	2007	2006	Change	2007	2006	Change
Earned premiums	$1,208	$1,273	(5%)	$2,623	$2,566	2%	$—	$—	—	$3,831	$3,839	—
Fee income	1,278	1,118	14%	—	—	—	4	3	33%	1,282	1,121	14%
Net investment income
Securities available-for-sale and other	852	766	11%	413	357	16%	8	4	100%	1,273	1,127	13%
Equity securities held for trading [1]	210	454	(54%)	—	—	—	—	—	—	210	454	(54%)

Total net investment income	1,062	1,220	(13%)	413	357	16%	8	4	100%	1,483	1,581	(6%)
Other revenues	—	—	—	118	123	(4%)	(1)	—	NM	117	123	(5%)
Net realized capital gains (losses)	23	(126)	NM	23	5	NM	—	—	—	46	(121)	NM

Total revenues	3,571	3,485	2%	3,177	3,051	4%	11	7	57%	6,759	6,543	3%

Benefits, losses and loss adjustment expenses [1]	1,868	2,138	(13%)	1,675	1,641	2%	—	—	—	3,543	3,779	(6%)
Amortization of deferred policy acquisition costs and present value of future profits	344	299	15%	528	518	2%	—	—	—	872	817	7%
Insurance operating costs and expenses	737	586	26%	151	141	7%	—	—	—	888	727	22%
Interest expense	—	—	—	—	—	—	63	66	(5%)	63	66	(5%)
Other expenses	30	7	NM	167	157	6%	(16)	6	NM	181	170	6%

Total benefits and expenses	2,979	3,030	(2%)	2,521	2,457	3%	47	72	(35%)	5,547	5,559	-

Income (loss) before income taxes	592	455	30%	656	594	10%	(36)	(65)	45%	1,212	984	23%

Income tax expense (benefit)	154	109	41%	195	170	15%	(13)	(23)	43%	336	256	31%

Net income (loss)	438	346	27%	461	424	9%	(23)	(42)	45%	876	728	20%

Less: Net realized capital gains (losses), after-tax	20	(72)	NM	13	3	NM	—	—	—	33	(69)	NM

Core earnings	$418	$418	—	$448	$421	6%	$(23)	$(42)	45%	$843	$797	6%

[1]	Includes investment income and mark-to-market effects of equity securities held for trading supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS
AS OF MARCH 31, 2007 AND DECEMBER 31, 2006

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	Mar. 31,	Dec. 31,		Mar. 31,	Dec. 31,		Mar. 31,	Dec. 31,		Mar. 31,	Dec. 31,
	2007	2006	Change	2007	2006	Change	2007	2006	Change	2007	2006	Change
Investments
Fixed maturities, available-for-sale, at fair value	$53,942	$53,173	1%	$27,138	$27,178	—	$486	$404	20%	$81,566	$80,755	1%
Equity securities, trading, at fair value	30,805	29,393	5%	—	—	—	—	—	—	30,805	29,393	5%
Equity securities, available-for-sale, at fair value	1,298	811	60%	861	873	(1%)	53	55	(4%)	2,212	1,739	27%
Policy loans, at outstanding balance	2,099	2,051	2%	—	—	—	—	—	—	2,099	2,051	2%
Mortgage loans on real estate	3,509	2,909	21%	506	409	24%	—	—	—	4,015	3,318	21%
Other investments	1,263	1,077	17%	938	840	12%	45	—	NM	2,246	1,917	17%

Total investments	92,916	89,414	4%	29,443	29,300	—	584	459	27%	122,943	119,173	3%

Cash
	1,561	1,199	30%	229	225	2%	—	—	—	1,790	1,424	26%
Premiums receivable and agents’ balances	455	424	7%	3,312	3,251	2%	—	—	—	3,767	3,675	3%
Reinsurance recoverables	1,112	1,106	1%	4,373	4,465	(2%)	—	—	—	5,485	5,571	(2%)
Deferred policy acquisition costs and present value of future profits	9,158	9,070	1%	1,201	1,197	—	1	1	—	10,360	10,268	1%
Deferred income taxes	(763)	(717)	(6%)	520	608	(14%)	385	393	(2%)	142	284	(50%)
Goodwill	805	796	1%	149	149	—	772	772	—	1,726	1,717	1%
Property and equipment, net	257	248	4%	558	543	3%	—	—	—	815	791	3%
Other assets	2,137	1,724	24%	1,475	1,281	15%	345	318	8%	3,957	3,323	19%
Separate account assets	181,726	180,484	1%	—	—	—	—	—	—	181,726	180,484	1%

Total assets	$289,364	$283,748	2%	$41,260	$41,019	1%	$2,087	$1,943	7%	$332,711	$326,710	2%

Future policy benefits, unpaid losses and loss adjustment expenses	$14,255	$14,016	2%	$21,987	$21,991	—	$—	$—	—	$36,242	$36,007	1%
Other policyholder funds and benefits payable	73,465	71,311	3%	—	—	—	—	—	—	73,465	71,311	3%
Unearned premiums	124	103	20%	5,537	5,522	—	(4)	(5)	20%	5,657	5,620	1%
Debt	—	—	—	—	—	—	4,472	4,103	9%	4,472	4,103	9%
Consumer notes	435	258	69%	—	—	—		—	—	435	258	69%
Other liabilities	8,499	6,012	41%	4,623	3,321	39%	(1,259)	718	NM	11,863	10,051	18%
Separate account liabilities	181,726	180,484	1%	—	—	—	—	—	—	181,726	180,484	1%

Total liabilities	278,504	272,184	2%	32,147	30,834	4%	3,209	4,816	(33%)	313,860	307,834	2%

Equity excluding AOCI, net of tax	10,483	11,177	(6%)	8,781	9,851	(11%)	(590)	(2,330)	75%	18,674	18,698	—
AOCI, net of tax	377	387	(3%)	332	334	(1%)	(532)	(543)	2%	177	178	(1%)

Total stockholders’ equity	10,860	11,564	(6%)	9,113	10,185	(11%)	(1,122)	(2,873)	61%	18,851	18,876	—

Total liabilities and stockholders’ equity	$289,364	$283,748	2%	$41,260	$41,019	1%	$2,087	$1,943	7%	$332,711	$326,710	2%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

						Year Over	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Year	3 Month
	2006	2006	2006	2006	2007	Change	Change
DEBT
Short-term debt (includes current maturities of long-term debt)	$721	$1,384	$995	$599	$468	(35%)	(22%)
Senior notes	2,337	2,137	2,263	3,504	4,004	71%	14%

Subtotal	3,058	3,521	3,258	4,103	4,472	46%	9%

Equity unit notes	1,020	755	330	—	—	(100%)	—
Junior subordinated debentures	688	488	488	—	—	(100%)	—

Total debt [1]	$4,766	$4,764	$4,076	$4,103	$4,472	(6%)	9%

STOCKHOLDERS’ EQUITY
Equity excluding AOCI, net of tax	$15,867	$16,307	$17,669	$18,698	$18,674	18%	—
AOCI, net of tax	(457)	(924)	64	178	177	NM	(1%)

Total stockholders’ equity	$15,410	$15,383	$17,733	$18,876	$18,851	22%	—

CAPITALIZATION
Total capitalization including AOCI, net of tax	$20,176	$20,147	$21,809	$22,979	$23,323	16%	1%

Total capitalization excluding AOCI, net of tax	$20,633	$21,071	$21,745	$22,801	$23,146	12%	2%

DEBT TO CAPITALIZATION RATIOS
Ratios Including AOCI
Total debt to capitalization	23.6%	23.7%	18.7%	17.9%	19.2%	(4.4)	1.3

Ratios Excluding AOCI
Total debt to capitalization	23.1%	22.6%	18.7%	18.0%	19.3%	(3.8)	1.3

Debt (including the adjusted unfunded pension liability, six times rental expense on operating leases and 75% equity credit on equity units) to capitalization [2] [3]	24.4%	25.1%	22.7%	22.1%	23.3%	(1.1)	1.2

[1]	The Hartford began issuing consumer notes in September 2006, which have been excluded from total debt for capital structure analysis. Consumer notes were $41, $258 and $435 as of September 30, 2006, December 31, 2006 and March 31, 2007, respectively.

[2]	Reflects the assignment by certain rating agencies in the leverage calculation of 75% equity credit to the forward purchase contracts of $1,020 underlying equity units as of March 31, 2006 and June 30, 2006. The 75% equity credit was applied to forward purchase contracts of $330 as of September 30, 2006.

[3]	Reflects a rating agency assignment in the leverage calculation of an estimate of the adjusted unfunded pension liability of the Company’s defined benefit plans and six times the Company’s rental expense on operating leases for total adjustments of $1.4 billion, $1.4 billion, $1.4 billion, $1.2 billion and $1.2 billion for the three months ended March 31, 2006, June 30, 2006, September 30, 2006, December 31, 2006 and March 31, 2007, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME

		PROPERTY &
	LIFE	CASUALTY	CORPORATE	CONSOLIDATED
As of March 31, 2007

Fixed maturities unrealized gain	$576	$294	$—	$870
Equities unrealized gain	31	103	8	142
Net deferred loss on cash-flow hedging instruments	(190)	(17)	—	(207)

Total unrealized gain	417	380	8	805
Foreign currency translation adjustments	(40)	(71)	—	(111)
Pension and other postretirement adjustment	—	23	(540)	(517)

Total accumulated other comprehensive income	$377	$332	$(532)	$177

As of December 31, 2006
Fixed maturities unrealized gain	$613	$313	$—	$926
Equities unrealized gain	20	105	7	132
Net deferred loss on cash-flow hedging instruments	(208)	(26)	—	(234)

Total unrealized gain	425	392	7	824
Foreign currency translation adjustments	(38)	(82)	—	(120)
Pension and other postretirement adjustment	—	24	(550)	(526)

Total accumulated other comprehensive income	$387	$334	$(543)	$178

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE

	THREE MONTHS ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,
	2006	2006	2006	2006	2007
Numerator:
Net income	$728	$476	$758	$783	$876
Less: Net realized capital gains (losses), after-tax	(69)	(97)	31	15	33

Core earnings	797	573	727	768	843

Denominator:
Weighted average common shares outstanding (basic)	302.2	303.3	310.0	319.7	319.6
Dilutive effect of equity units	5.7	6.0	3.8	1.0	—
Dilutive effect of stock compensation	3.0	3.0	2.9	3.2	3.1

Weighted average common shares outstanding and dilutive potential common shares (diluted)	310.9	312.3	316.7	323.9	322.7

Basic earnings per share
Net income	$2.41	$1.57	$2.45	$2.45	$2.74
Less: Net realized capital gains (losses), after-tax	(0.23)	(0.32)	0.10	0.05	0.10

Core earnings	2.64	1.89	2.35	2.40	2.64

Diluted earnings per share
Net income	$2.34	$1.52	$2.39	$2.42	2.71
Less: Net realized capital gains (losses), after-tax	(0.22)	(0.31)	0.09	0.05	0.10

Core earnings	2.56	1.83	2.30	2.37	2.61

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF NET REALIZED CAPITAL GAINS AND LOSSES
THREE MONTHS ENDED MARCH 31, 2007 AND 2006

THREE MONTHS ENDED MARCH 31, 2007 AND 2006	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2007	2006	Change	2007	2006	Change	2007	2006	Change	2007	2006	Change
Net Realized Capital Gains (Losses) Excluded from Core Earnings, Before Tax and DAC
Net gains (losses) on sales	$32	$(18)	NM	$26	$3	NM	$—	$—	—	$58	$(15)	NM
Impairments	2
Credit Related	(12)	—	NM	—	—	—	—	—	—	(12)	—	NM
Other [1]	(2)	(9)	78%	(1)	(14)	93%	—	—	—	(3)	(23)	87%

Total impairments	(14)	(9)	(56%)	(1)	(14)	93%	—	—	—	(15)	(23)	35%
Japanese fixed annuity, net [2]	5	(44)	NM	—	—	—	—	—	—	5	(44)	NM
GMWB derivatives, net [3]	22	(13)	NM	—	—	—	—	—	—	22	(13)	NM
Other [4]	(10)	(28)	64%	(5)	16	NM	—	—	—	(15)	(12)	(25%)

Total net realized capital gains (losses) excluded from core earnings, before tax and DAC	35	(112)	NM	20	5	NM	—	—	—	55	(107)	NM

Impacts of tax and deferred policy acquisition costs (“DAC”)	(15)	40	NM	(7)	(2)	NM	—	—	—	(22)	38	NM

Total net realized capital gains (losses) excluded from core earnings, after tax and DAC	$20	$(72)	NM	$13	$3	NM	$—	$—	—	$33	$(69)	NM

Reconciliation of Net Realized Capital Gains (Losses) Excluded from Core Earnings to Total Net Realized Capital Gains (Losses) — Before-Tax

Total net realized capital gains (losses) excluded from core earnings	$35	$(112)	NM	$20	$5	NM	$—	$—	—	$55	$(107)	NM
Total net realized capital gains (losses) included in core earnings	(12)	(14)	14%	3	—	NM	—	—	—	(9)	(14)	36%

Total net realized capital gains (losses)	$23	$(126)	NM	$23	$5	NM	$—	$—	—	$46	$(121)	NM

[1]	Primarily relates to fixed maturity impairments for which the Company was uncertain of its intent to retain the investment for a period of time sufficient to allow for a recovery to amortized cost. These impairments do not relate to security issuers for which the Company has current concerns regarding their ability to pay future interest and principal amounts based upon the securities’ contractual terms.

[2]	Represents realized gains and losses related to currency remeasurement on yen denominated fixed annuity liabilities and changes in fair value of the associated foreign currency swaps. While economically hedged, volatility exists due to a difference in the basis of accounting between the yen liabilities (historical cost) and the currency swaps (fair value). The primary difference relates to changes in Japan interest rates which are included in the fair value of the currency swaps but not the yen liabilities. If the economic impact of the change in Japan interest rates was permitted to be reflected in the value of the yen denominated fixed annuity liabilities, an estimated realized loss of $2 would have been recognized as an offset to this amount in the three months ended March 31, 2007.

[3]	Represents the net activity associated with the guaranteed minimum withdrawal benefit (“GMWB”) feature in certain of the Company’s life products. The net activity includes the fair value of the embedded derivatives associated with these products, related reinsurance and the fair value of the derivatives used to hedge this exposure.

[4]	Primarily consists of changes in fair value on non-qualifying derivatives, changes in fair value of certain derivatives in fair value hedge relationships and hedge ineffectiveness on qualifying derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF RETURN-ON-EQUITY MEASURES

	Mar. 31,	June. 30,	Sept. 30,	Dec. 31,	Mar. 31,
	2006	2006	2006	2006	2007
Numerator [1]:
Net income — last 12 months	$2,336	$2,210	$2,429	$2,745	$2,893
Core earnings — last 12 months	$2,457	$2,424	$2,595	$2,865	$2,911

Denominator [2]:
Average equity, including AOCI	14,810.5	15,486.5	16,521.5	17,100.5	17,130.5
Less: Average AOCI	116.5	247.5	328.5	134.0	(140.0)

Average equity, excluding AOCI	14,694.0	15,239.0	16,193.0	16,966.5	17,270.5

ROE (net income last 12 months to equity including AOCI)	15.8%	14.3%	14.7%	16.1%	16.9%
ROE (core earnings last 12 months to equity excluding AOCI)	16.7%	15.9%	16.0%	16.9%	16.9%

[1]	For a reconciliation of net income to core earnings, see page C-7.

[2]	Average equity is calculated by taking the sum of equity at the beginning of the twelve month period and equity at the end of the twelve month period and dividing by 2.

LIFE

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
FINANCIAL HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2006	2006	2006	2006	2007	Change	Change
REVENUES
Retail Products Group
Individual Annuity [1]	$697	$703	$691	$714	$721	3%	1%
Other Retail	153	164	158	177	183	20%	3%

Total Retail Products Group	850	867	849	891	904	6%	1%
Retirement Plans	137	131	131	139	143	4%	3%
Institutional Solutions Group	518	367	429	415	517	—	25%
Individual Life [1]	271	275	271	342	285	5%	(17%)
Group Benefits	1,132	1,129	1,137	1,161	1,201	6%	3%
International	180	184	194	201	206	14%	2%
Other	(57)	(75)	80	91	105	NM	15%

Total revenues before net investment income on equity securities held for trading	3,031	2,878	3,091	3,240	3,361	11%	4%

Net investment income on equity securities held for trading [2]	454	(970)	1,185	1,155	210	(54%)	(82%)

Total revenues	$3,485	$1,908	$4,276	$4,395	$3,571	2%	(19%)

CORE EARNINGS BY SEGMENT
Retail Products Group
Individual Annuity [3]	$160	$155	$170	$86	$174	9%	102%
Other Retail	16	11	14	16	15	(6%)	(6%)

Total Retail Products Group	176	166	184	102	189	7%	85%

Retirement Plans [3]	21	22	21	45	23	10%	(49%)
Institutional Solutions Group	22	29	24	24	33	50%	38%
Individual Life [3]	45	48	46	31	46	2%	48%
Group Benefits	68	74	74	87	66	(3%)	(24%)
International [3]	46	52	47	101	54	17%	(47%)
Other [4], [5]	40	(5)	11	4	7	(83%)	75%

Core earnings	418	386	407	394	418	—	6%

Net realized gains (losses), net of tax, included in net income of Other [3]	(72)	(78)	21	(35)	20	NM	NM

Net income	$346	$308	$428	$359	$438	27%	22%

ROE (core earnings last 12 months to equity excluding AOCI)	16.9%	17.9%	17.7%	18.0%	18.6%	1.7	0.6
Assets under management	$290,409	$290,804	$302,312	$327,480	$335,792	16%	3%
DAC capitalization	$506	$473	$441	$503	$524		4%
DAC amortization	$299	$306	$308	$539	$344		(36%)
DAC and PVFP assets	$9,048	$9,362	$9,125	$9,070	$9,158		1%
United States Statutory surplus ($ in billions) [6]	$4.4	$4.3	$4.6	$4.7	$4.8

[1]	Includes benefits of $7 and $31, after tax, recorded in the three months ended December 31, 2006 for the unlock of unearned revenue reserves and reinsurance premiums, in Individual Annuity and Individual Life, respectively.

[2]	These revenues will fluctuate principally due to the investment income and the mark-to-market adjustment of the trading investment portfolio supporting the variable annuities business in the international operations, principally in Japan.

[3]	Includes the effect of the unlock on amortization of deferred policy acquisition costs and present value of future profits, death benefits, sales inducements and mutual fund and other fees, recorded in the three months ended December 31, 2006.
The after-tax benefits (charges) recorded in Individual Annuity, Retirement Plans, Individual Life, International and Net realized gains (losses) were ($72), $20, ($18), $53 and ($46), respectively.

[4]	Included in the three months ended March 31, 2006 is a charge of $7, after-tax, to reserve for regulatory matters.

[5]	Included in the three months ended March 31, 2006 is a $34 benefit, after-tax, due to a reduction in litigation reserves related to leveraged corporate owned life insurance products.

[6]	Estimated United States statutory surplus at March 31, 2007 .

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2006	2006	2006	2006	2007	Change	Change
REVENUES
Earned premiums	$1,273	$1,081	$1,129	$1,107	$1,208	(5%)	9%
Fee income	1,118	1,156	1,149	1,303	1,278	14%	(2%)
Net investment income
Securities available-for-sale and other	766	791	802	825	852	11%	3%
Equity securities held for trading [1]	454	(970)	1,185	1,155	210	(54%)	(82%)

Total net investment income	1,220	(179)	1,987	1,980	1,062	(13%)	(46%)
Net realized capital gains (losses)	(126)	(150)	11	5	23	NM	NM

Total revenues	3,485	1,908	4,276	4,395	3,571	2%	(19%)

BENEFITS AND EXPENSES
Benefits, losses and loss adjustment expenses [1]	2,138	508	2,738	2,656	1,868	(13%)	(30%)
Amortization of deferred policy acquisition costs and present value of future profits	299	306	308	539	344	15%	(36%)
Insurance operating costs and other expenses	593	701	681	733	767	29%	5%

Total benefits and expenses	3,030	1,515	3,727	3,928	2,979	(2%)	(24%)

NET INCOME
Income before income taxes	455	393	549	467	592	30%	27%
Income tax expense	109	85	121	108	154	41%	43%

Net income	346	308	428	359	438	27%	22%

Less: net realized gains (losses), net of tax, included in income of Other	(72)	(78)	21	(35)	20	NM	NM

Core earnings	$418	$386	$407	$394	$418	—	6%

[1]	Includes dividend income and mark-to-market effects of trading securities supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
TOTAL ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2006	2006	2006	2006	2007	Change	Change
TOTAL ASSETS UNDER MANAGEMENT
Assets
General account	$95,730	$97,320	$100,137	$103,264	$107,638	12%	4%
Separate account	158,419	156,523	162,901	180,484	181,726	15%	1%

Total assets	254,149	253,843	263,038	283,748	289,364	14%	2%
Mutual fund assets	36,260	36,961	39,274	43,732	46,428	28%	6%

Total assets under management	$290,409	$290,804	$302,312	$327,480	$335,792	16%	3%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
CONSOLIDATED BALANCE SHEETS

						Year Over
						Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2006	2006	2006	2006	2007	Change	Change
Investments
Fixed maturities, available-for-sale, at fair value	$50,571	$50,453	$51,869	$53,173	$53,942	7%	1%
Equity securities, trading, at fair value	26,057	26,916	27,863	29,393	30,805	18%	5%
Equity securities, available-for-sale, at fair value	820	772	771	811	1,298	58%	60%
Policy loans, at outstanding balance	2,007	2,110	2,057	2,051	2,099	5%	2%
Mortgage loans on real estate	1,920	2,269	2,451	2,909	3,509	83%	21%
Other investments	640	831	920	1,077	1,263	97%	17%

Total investments	82,015	83,351	85,931	89,414	92,916	13%	4%

Cash	1,104	888	1,198	1,199	1,561	41%	30%
Premiums receivable and agents’ balances	408	396	378	424	455	12%	7%
Reinsurance recoverables	805	785	805	1,106	1,112	38%	1%
Deferred policy acquisition costs and present value of future profits	9,048	9,362	9,125	9,070	9,158	1%	1%
Deferred income taxes	(414)	(278)	(685)	(717)	(763)	(84%)	(6%)
Goodwill	796	796	796	796	805	1%	1%
Property and equipment, net	206	213	230	248	257	25%	4%
Other assets	1,762	1,807	2,359	1,724	2,137	21%	24%
Separate account assets	158,419	156,523	162,901	180,484	181,726	15%	1%

Total assets	$254,149	$253,843	$263,038	$283,748	$289,364	14%	2%

Future policy benefits, unpaid losses and loss adjustment expenses	$13,163	$13,454	$13,662	$14,016	$14,255	8%	2%
Other policyholder funds and benefits payable	66,602	67,767	69,296	71,311	73,465	10%	3%
Unearned premiums	70	85	86	103	124	77%	20%
Consumer Notes	—	—	41	258	435	—	69%
Other liabilities	5,641	5,790	5,823	6,012	8,499	51%	41%
Separate account liabilities	158,419	156,523	162,901	180,484	181,726	15%	1%

Total liabilities	243,895	243,619	251,809	272,184	278,504	14%	2%

Equity excluding AOCI, net of tax	10,175	10,424	10,847	11,177	10,483	3%	(6%)
AOCI, net of tax	79	(200)	382	387	377	NM	(3%)

Total stockholders’ equity	10,254	10,224	11,229	11,564	10,860	6%	(6%)

Total liabilities and stockholders’ equity	$254,149	$253,843	$263,038	$283,748	$289,364	14%	2%

Hartford Life and Accident Insurance Company NAIC RBC				387%
Hartford Life Insurance Company NAIC RBC				463%
Hartford Life and Annuity Insurance Company NAIC RBC				1108%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
DEFERRED POLICY ACQUISITION COSTS and PRESENT VALUE OF FUTURE PROFITS

		Other		Institutional
	Individual	Retail Products	Retirement	Solutions	Individual	Group		Other
	Annuity	Group	Plans	Group	Life	Benefits	International	Life	Total
YEAR-TO-DATE
Balance, December 31, 2006	$4,586	$120	$538	$111	$2,113	$118	$1,509	$(25)	$9,070
Adjustments to unrealized gains and losses on securities available — for — sale and other	17		(2)		47		3		65

Balance excluding adjustments to unrealized gains and losses on securities available — for — sale and other	4,603	120	536	111	2,160	118	1,512	(25)	9,135
Cumulative effect of accounting changes (SOP 05-1) (Pre-tax)	(16)		(4)			(59)			(79)
Capitalization	217	27	33	19	87	20	121	—	524
Amortization — Deferred Policy Acquisition Costs	(181)	(21)	(9)	(15)	(31)	(17)	(57)		(331)
Amortization — Present Value of Future Profits	(2)				(5)				(7)
Amortization — Realized Capital Gains								(6)	(6)
Effect of Currency Translation Adjustment							12		12

Balance, March 31, 2007	4,621	126	556	115	2,211	62	1,588	(31)	9,248
Adjustments to unrealized gains and losses on securities available — for — sale and other	(43)		(2)		(43)		(2)		(90)

Balance, March 31, 2007 including adjustments to unrealized gains and losses on securities available-for-sale and other	$4,578	$126	$554	$115	$2,168	$62	$1,586	$(31)	$9,158

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
SUPPLEMENTAL DATA — ANNUITY DEATH AND INCOME BENEFITS

	As of March 31, 2007
	ACCOUNT VALUE	NET AMT AT RISK	% of NAR REINSURED	RETAINED NAR
BREAKDOWN OF VARIABLE ANNUITY ACCOUNT VALUE BY BENEFIT TYPE
Maximum anniversary value (MAV) [1]
MAV only	$51,702	$3,534	91%	$334
with 5% rollup [2]	3,693	332	80%	65
with Earnings Protection Benefit Rider (EPB) [3]	5,565	481	84%	78
with 5% rollup & EPB	1,395	150	81%	29

Total MAV	62,355	4,497	89%	506
Asset Protection Benefit (APB) [4]	39,189	91	47%	48
Lifetime Income Benefit (LIB) — Death Benefit [5]	4,606	11	—%	11
Reset [6] (5-7 years)	6,608	190	—%	190
Return of Premium [7]/Other	10,100	27	7%	25

SUBTOTAL U.S. GUARANTEED MINIMUM DEATH BENEFITS	$122,858	$4,816	84%	$780

JAPAN GUARANTEED MINIMUM DEATH AND INCOME BENEFITS [8]	31,148	83	58%	35

TOTAL	$154,006	$4,899	83%	$815

	As of	As of	As of	As of	As of
	March 31,	June 30,	September 30,	December 31,	March 31,
	2006	2006	2006	2006	2007
OTHER DATA
U.S. VARIABLE ANNUITY BUSINESS
S&P 500 Index Value at end of period	1,294.83	1,270.20	1,335.85	1,418.30	1,420.86
Total Account Value	$115,699	$113,186	$115,610	$121,807	$122,858
Retained net amount of risk	1,039	1,275	985	824	782
GMDB net GAAP liability [9]	125	129	134	159	166
JAPAN VARIABLE ANNUITY BUSINESS
Total Account Value	$26,696	$27,323	$28,265	$29,653	$31,148
Retained net amount of risk	12	180	53	19	35
GMDB/GMIB net GAAP liability [9]	59	66	70	31	34

[1]	MAV: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any anniversary before age 80 (adjusted for withdrawals).

[2]	Rollup: the death benefit is the greatest of the MAV, current account value, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier age 80 or 100% of adjusted premiums.

[3]	EPB: the death benefit is the greatest of the MAV, current account value, or contract value plus a percentage of the contract’s growth. The contract’s growth is account value less premiums net of withdrawals, subject to a cap of 200% of premiums net of withdrawals.

[4]	APB: the death benefit is the greater of current account value or MAV, not to exceed current account value plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

[5]	LIB: the death benefit is the greater of current account value or MAV, net premiums paid, or a benefit amount that rachets over time, generally based on market performance.

[6]	Reset: the death benefit is the greatest of current account value, net premiums paid and the most recent five to seven year anniversary account value before age 80 (adjusted for withdrawals).

[7]	Return of premium: the death benefit is the greater of current account value and net premiums paid.

[8]	Death benefits include a Return of Premium and MAV (before age 80) paid in a single lump sum.The income benefit is a guarantee to return initial investment, which is adjusted for earnings liquidity paid through a fixed annuity, after a minimum deferral period of 10, 15 or 20 years. The guaranteed remaining balance related to the Japan GMIB was $24.1 billion and $22.6 billion as of March 31, 2007 and December 31, 2006, respectively.

[9]	Includes the increase (decrease) to GMDB/GMIB liability as a result of the unlock recorded in the three months ended December 31, 2006 for U.S. and Japan variable annuity business of $18 and ($41), respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
REINSURANCE RECOVERABLE ANALYSIS
As of December 31, 2006
Statutory Reserve Credit and Amounts Recoverable

Gross statutory reinsurance reserve credit	$1,889
Liability for reinsurance in unauthorized companies	(9)

Net statutory reinsurance reserve credit	$1,880

Statutory amounts recoverable from reinsurers	$129

The top ten reinsurers represent $1,789 or 95% of the total statutory reserve credit and amounts recoverable.
•	64% of this amount is with reinsurers rated “A+” by A.M. Best at April 10, 2007.

•	31% of this amount is with reinsurers rated “A-” by A.M. Best at April 10, 2007.

•	5% of this amount is with reinsurers rated “B++” by A.M. Best at April 10, 2007.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	December 31, 2006	December 31, 2005
Statutory Capital and Surplus	$4,734	$4,348
GAAP Adjustments
Investment in subsidiaries	(265)	(469)
Deferred policy acquisition costs	9,070	8,567
Deferred taxes	(936)	(847)
Benefit reserves	(3,425)	(3,268)
Unrealized gains on investments, net of impairments	1,214	1,193
Asset valuation reserve and interest maintenance reserve	686	531
Goodwill	585	463
Other, net	(99)	(246)

GAAP Stockholders’ Equity	$11,564	$10,272

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP — INDIVIDUAL ANNUITY
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2006	2006	2006	2006	2007	Change	Change
Revenues
Premiums and other considerations
Variable annuity fees	$462	$473	$475	$503	$507	10%	1%
Mutual fund and other fees [3]	32	33	31	36	37	16%	3%

Total fee income	494	506	506	539	544	10%	1%

Direct premiums	19	18	12	5	14	(26%)	180%
Reinsurance premiums [3]	(36)	(36)	(35)	(33)	(35)	3%	(6%)

Net premiums	(17)	(18)	(23)	(28)	(21)	(24%)	25%

Total premiums and other considerations	477	488	483	511	523	10%	2%

Net investment income
Net investment income on G/A assets	234	235	226	222	227	(3%)	2%
Net investment income on assigned capital	16	15	16	16	11	(31%)	(31%)
Charge for invested capital	(33)	(37)	(35)	(38)	(38)	(15%)	—

Total net investment income	217	213	207	200	200	(8%)	—
Net realized capital gains (losses)	3	2	1	3	(2)	NM	NM

Total revenues	697	703	691	714	721	3%	1%

Benefits and Expenses
Benefits and losses
Death benefits [3]	10	8	9	30	12	20%	(60%)
Other contract benefits	22	23	15	15	15	(32%)	—
Change in reserve	3	2	3	(6)	2	(33%)	NM
Sales inducements [3]	9	14	12	10	13	44%	30%
Interest credited on G/A assets	163	160	158	159	154	(6%)	(3%)

Total benefits and losses	207	207	197	208	196	(5%)	(6%)

Other insurance expenses
Commissions & wholesaling expenses	265	280	257	284	296	12%	4%
Operating expenses	45	52	53	56	51	13%	(9%)
Premium taxes and other expenses	3	5	4	(2)	5	67%	NM

Subtotal — expenses before deferral	313	337	314	338	352	12%	4%
Deferred policy acquisition costs	(202)	(213)	(187)	(206)	(217)	(7%)	(5%)

Total other insurance expense	111	124	127	132	135	22%	2%
Amortization of deferred policy acquisition costs [3]	187	192	184	304	183	(2%)	(40%)

Total benefits and expenses	505	523	508	644	514	2%	(20%)

Income before income taxes	192	180	183	70	207	8%	196%
Income tax expense (benefit) [1] [3]	32	25	13	(16)	33	3%	NM

Net income [2] [3]	$160	$155	$170	$86	$174	9%	102%

[1]	The three months ended September 30, 2006 includes an additional $14 of tax benefits related to DRD and foreign tax credit.

[2]	Net income equals core earnings for this segment.

[3]	The DAC unlock recorded in the three months ended December 31, 2006 decreased net income by $72. The effect on each income statement line item is as follows:

Mutual Fund and Other Fees	$8
Reinsurance Premiums	3
Death Benefits	18
Sales Inducements	(4)
Amortization of deferred policy acquisition costs	108
Income tax expense (benefit)	(39)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP — OTHER
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2006	2006	2006	2006	2007	Change	Change
Revenues
Premiums and other considerations
Variable annuity fees	$3	$3	$1	$3	$3	—	—
Mutual fund and other fees	151	161	156	174	183	21%	5%

Total fee income	154	164	157	177	186	21%	5%

Net investment income
Net investment income on G/A assets	(1)	2	1	—	—	100%	—
Net investment income on assigned capital	—	—	—	—	(3)	—	—

Total net investment income	(1)	2	1	—	(3)	NM	—

Net realized capital (losses)	—	(2)	—	—	—	—	—

Total revenues	153	164	158	177	183	20%	3%

Benefits and Expenses

Other insurance expenses
Commissions & wholesaling expenses	109	120	107	125	133	22%	6%
Operating expenses	24	28	26	29	29	21%	—
Premium taxes and other expenses	5	7	3	4	4	(20%)	—

Subtotal — expenses before deferral	138	155	136	158	166	20%	5%

Deferred policy acquisition costs	(21)	(23)	(18)	(24)	(27)	(29%)	(13%)

Total other insurance expense	117	132	118	134	139	19%	4%

Amortization of deferred policy acquisition costs	11	16	17	19	21	91%	11%

Total benefits and expenses	128	148	135	153	160	25%	5%

Income before income taxes	25	16	23	24	23	(8%)	(4%)

Income tax expense	9	5	9	8	8	(11%)	—

Net income [1]	$16	$11	$14	$16	$15	(6%)	(6%)

[1]	Net income equals core earnings for this segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — DEPOSITS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2006	2006	2006	2006	2007	Change	Change
Individual Annuity
Broker-dealer	$1,941	$2,074	$1,943	$2,055	$2,029	5%	(1%)
Banks	1,237	1,359	1,196	1,332	1,430	16%	7%

Total deposits by distribution	3,178	3,433	3,139	3,387	3,459	9%	2%

Variable	3,091	3,228	2,681	3,134	3,256	5%	4%
Fixed MVA/other	87	205	458	253	203	133%	(20%)

Total deposits by product	3,178	3,433	3,139	3,387	3,459	9%	2%

Retail Mutual Funds	2,692	2,779	2,560	3,111	3,647	35%	17%

529 College Savings Plan/Specialty Products/Other	153	136	131	179	192	25%	7%

Total Retail Products Group	$6,023	$6,348	$5,830	$6,677	$7,298	21%	9%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2006	2006	2006	2006	2007	Change	Change
INDIVIDUAL ANNUITY
General account	$16,460	$16,202	$15,708	$15,430	$15,218	(8%)	(1%)
Non-guaranteed separate account	102,304	100,058	102,669	108,872	110,007	8%	1%

Total Individual Annuity	$118,764	$116,260	$118,377	$124,302	$125,225	5%	1%

BY PRODUCT
Individual Annuity
Individual Variable Annuities
General account	$6,517	$6,292	$5,949	$5,630	$5,461	(16%)	(3%)
Non-guaranteed separate account	102,178	99,932	102,540	108,735	109,869	8%	1%

Total individual variable annuities	108,695	106,224	108,489	114,365	115,330	6%	1%

Fixed MVA & other individual annuities [1]	10,069	10,036	9,888	9,937	9,895	(2%)	—

Total Individual Annuity	118,764	116,260	118,377	124,302	125,225	5%	1%

Specialty Products/Other — Segregated Assets	386	417	454	525	569	47%	8%

Mutual Fund Assets
Retail mutual fund assets	31,988	32,611	34,720	38,536	40,921	28%	6%
Specialty Product/Other mutual fund assets	396	439	503	579	663	67%	15%
529 College Savings Plan assets	744	764	811	910	966	30%	6%

Total Mutual Fund Assets	33,128	33,814	36,034	40,025	42,550	28%	6%

Total Retail Products Group Assets Under Management	$152,278	$150,491	$154,865	$164,852	$168,344	11%	2%

[1]	Internal transfer of single premium immediate annuity business from Fixed Annuities business to Institutional Solutions Group in 3Q06.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — INDIVIDUAL ANNUITY — ACCOUNT VALUE ROLLFORWARD [1]

	THREE MONTHS ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
	2006	2006	2006	2006	2007
VARIABLE ANNUITIES
Beginning balance	$105,314	$108,695	$106,224	$108,489	$114,365
Deposits	3,091	3,228	2,681	3,134	3,256
Surrenders	(3,505)	(3,468)	(3,279)	(3,444)	(3,394)
Death benefits/annuity payouts	(413)	(393)	(373)	(392)	(443)
Transfers [2]	(1)	(5)	(17)	6	(2)

Net Flows	(828)	(638)	(988)	(696)	(583)
Change in market value/change in reserve/interest credited	4,204	(1,838)	3,249	6,568	1,542
Other [4]	5	5	4	4	6

Ending balance	$108,695	$106,224	$108,489	$114,365	$115,330

FIXED MVA AND OTHER
Beginning balance	$10,222	$10,069	$10,036	$9,888	$9,937
Deposits	87	205	458	253	203
Surrenders	(246)	(250)	(311)	(258)	(281)
Death benefits/annuity payouts	(127)	(127)	(104)	(103)	(115)
Transfers [2]	11	23	39	33	36

Net Flows	(275)	(149)	82	(75)	(157)
Change in market value/change in reserve/interest credited	122	116	120	124	115
Other [3]	—	—	(350)	—	—

Ending balance	$10,069	$10,036	$9,888	$9,937	$9,895

TOTAL INDIVIDUAL ANNUITY
Beginning balance	$115,536	$118,764	$116,260	$118,377	$124,302
Deposits	3,178	3,433	3,139	3,387	3,459
Surrenders	(3,751)	(3,718)	(3,590)	(3,702)	(3,675)
Death benefits/annuity payouts	(540)	(520)	(477)	(495)	(558)
Transfers [2]	10	18	22	39	34

Net Flows	(1,103)	(787)	(906)	(771)	(740)
Change in market value/change in reserve/interest credited	4,326	(1,722)	3,369	6,692	1,657
Other [3][4]	5	5	(346)	4	6

Ending balance	$118,764	$116,260	$118,377	$124,302	$125,225

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Includes internal product exchanges, policyholder balance transfers from the accumulation phase to the annuitization phase, and death benefits remaining on deposit.

[3]	Internal transfer of single premium immediate annuity business from Individual Annuity to Institutional.

[4]	Includes a bonus on certain products, front end loads on A share products and annual maintenance fees.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — OTHER RETAIL — ASSET ROLLFORWARD

	THREE MONTHS ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
	2006	2006	2006	2006	2007
RETAIL MUTUAL FUNDS
Beginning balance	$29,063	$31,988	$32,611	$34,720	$38,536
Deposits	2,692	2,779	2,560	3,111	3,647
Redemptions	(1,164)	(1,390)	(1,365)	(1,564)	(1,762)

Net Sales	1,528	1,389	1,195	1,547	1,885
Change in market value	1,429	(734)	939	2,296	530
Other [1]	(32)	(32)	(25)	(27)	(30)

Ending balance	$31,988	$32,611	$34,720	$38,536	$40,921

[1]	Includes front end loads on A share products

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2006	2006	2006	2006	2007	Change	Change
Revenues
Premiums and other considerations
Variable annuity fees	$40	$45	$44	$49	$50	25%	2%
Mutual fund and other fees	3	3	4	4	4	33%	—

Total fee income	43	48	48	53	54	26%	2%

Direct premiums	14	2	1	2	2	(86%)	—

Total premiums and other considerations	57	50	49	55	56	(2%)	2%

Net investment income
Net investment income on G/A assets	78	78	80	82	85	9%	4%
Net investment income on assigned capital	2	3	2	3	3	50%	—
Charge for invested capital	—	(1)	—	(1)	—	—	100%

Total net investment income	80	80	82	84	88	10%	5%
Net realized capital gains (losses)	—	1	—	—	(1)	—	—

Total revenues	137	131	131	139	143	4%	3%

Benefits and Expenses
Benefits and losses
Death benefits	1	(1)	1	(1)	—	(100%)	100%
Other contract benefits	13	13	13	13	12	(8%)	(8%)
Change in reserve	5	(5)	(5)	(5)	(6)	NM	(20%)
Interest credited on G/A assets	50	52	52	54	56	12%	4%

Total benefits and losses	69	59	61	61	62	(10%)	2%

Other insurance expenses
Commissions & wholesaling expenses	20	19	20	20	23	15%	15%
Operating expenses	38	44	48	55	49	29%	(11%)
Premium taxes and other expenses	—	1	(2)	(3)	1	—	NM

Subtotal — expenses before deferral	58	64	66	72	73	26%	1%
Deferred policy acquisition costs	(27)	(29)	(30)	(39)	(33)	(22%)	15%

Total other insurance expense	31	35	36	33	40	29%	21%
Amortization of deferred policy acquisition costs [2]	8	8	6	(21)	9	13%	NM

Total benefits and expenses	108	102	103	73	111	3%	52%

Income before income taxes	29	29	28	66	32	10%	(52%)
Income tax expense [2]	8	7	7	21	9	13%	(57%)

Net income [1] [2]	$21	$22	$21	$45	$23	10%	(49%)

[1]	Net income equals core earnings for this segment.

[2]	The DAC unlock recorded in the three months ended December 31, 2006 increased net income by $20. The effect on each income statement line item is as follows:

Amortization of deferred policy acquisition costs	$(31)
Income tax expense	11

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — DEPOSITS

						Year Over
	THREE MONTHS ENDED					Sequential	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2006	2006	2006	2006	2007	Change	Change
401K
Annuity — plan/participant rollovers	$741	$389	$428	$430	$786	6%	83%
Annuity — ongoing contributions	437	405	408	427	497	14%	16%

Total 401K Annuity	1,178	794	836	857	1,283	9%	50%
Mutual funds	88	100	120	86	120	36%	40%

Total 401K	1,266	894	956	943	1,403	11%	49%

403B/457
Annuity — plan/participant rollovers	104	132	76	359	89	(14%)	(75%)
Annuity — ongoing contributions	215	229	215	222	236	10%	6%

Total 403B/457	319	361	291	581	325	2%	(44%)

Total Retirement Plans	$1,585	$1,255	$1,247	$1,524	$1,728	9%	13%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2006	2006	2006	2006	2007	Change	Change
401K
General account	$1,287	$1,278	$1,313	$1,317	$1,351	5%	3%
Non-guaranteed separate account	8,751	9,004	9,691	10,718	11,628	33%	8%

Total 401K	$10,038	$10,282	$11,004	$12,035	$12,979	29%	8%

403B/457
General account	$4,336	$4,412	$4,431	$4,577	$4,586	6%	—
Non-guaranteed separate account	6,091	6,046	6,260	6,963	7,167	18%	3%

Total 403B/457	$10,427	$10,458	$10,691	$11,540	$11,753	13%	2%

TOTAL RETIREMENT
General account	$5,623	$5,690	$5,744	$5,894	$5,937	6%	1%
Non-guaranteed separate account	14,842	15,050	15,951	17,681	18,795	27%	6%

Total Retirement Plans account value	$20,465	$20,740	$21,695	$23,575	$24,732	21%	5%

BY PRODUCT

401K — Annuity	$10,038	$10,282	$11,004	$12,035	$12,979	29%	8%
403B/457 - Annuity	10,427	10,458	10,691	11,540	11,753	13%	2%

Total Retirement Plans account value	20,465	20,740	21,695	23,575	24,732	21%	5%

401K mutual fund assets [1]	$1,032	$1,040	$1,036	$1,140	$1,209	17%	6%

Total Retirement Plans Assets Under Management	$21,497	$21,780	$22,731	$24,715	$25,941	21%	5%

[1]	401K mutual fund assets are predominantly comprised of The Hartford’s 401K plan.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — ACCOUNT VALUE ROLLFORWARD [1]

	THREE MONTHS ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
	2006	2006	2006	2006	2007
401K
(EXCLUDING ALL MUTUAL FUNDS)
Beginning balance	$8,842	$10,038	$10,282	$11,004	$12,035
Deposits	1,178	794	836	857	1,283
Surrenders	(361)	(369)	(382)	(475)	(531)
Death benefits/annuity payouts	(8)	(8)	(7)	(7)	(13)

Net Flows	809	417	447	375	739
Change in market value/change in reserve/interest credited	387	(173)	275	656	205

Ending balance	$10,038	$10,282	$11,004	$12,035	$12,979

403B/457
(EXCLUDING ALL MUTUAL FUNDS)
Beginning balance	$10,475	$10,427	$10,458	$10,691	$11,540
Deposits	319	361	291	581	325
Surrenders	(260)	(221)	(283)	(231)	(272)
Death benefits/annuity payouts	(14)	(16)	(13)	(17)	(15)

Net Flows	45	124	(5)	333	38
Change in market value/change in reserve/interest credited	320	(93)	238	516	175
Transfers [2]	(413)	—	—	—	—
Ending balance	$10,427	$10,458	$10,691	$11,540	$11,753

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Internal transfer from Retirement Plans 403B/457 business to Institutional Solutions Group.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2006	2006	2006	2006	2007	Change	Change
Revenues
Premiums and other considerations
Variable annuity fees	$15	$16	$16	$18	$19	27%	6%
Cost of insurance charges	9	6	10	12	12	33%	—
Mutual fund and other fees	3	6	6	7	30	NM	NM

Total fee income	27	28	32	37	61	126%	65%

Direct premiums	267	92	143	105	168	(37%)	60%

Total premiums and other considerations	294	120	175	142	229	(22%)	61%

Net investment income
Net investment income on G/A assets	220	243	251	270	284	29%	5%
Net investment income on assigned capital	5	5	5	5	7	40%	40%
Charge for invested capital	—	—	—	(1)	—	—	100%

Total net investment income	225	248	256	274	291	29%	6%
Net realized capital (losses)	(1)	(1)	(2)	(1)	(3)	NM	NM

Total revenues	518	367	429	415	517	—	25%

Benefits and Expenses
Benefits and losses
Death benefits	10	7	11	13	12	20%	(8%)
Other contract benefits	78	82	92	93	97	24%	4%
Change in reserve	260	83	137	96	154	(41%)	60%
Interest credited on G/A assets	115	127	135	145	154	34%	6%

Total benefits and losses	463	299	375	347	417	(10%)	20%

Other insurance expenses
Commissions & wholesaling expenses	11	10	10	15	15	36%	—
Operating expenses	15	18	16	20	18	20%	(10%)
Premium taxes and other expenses	3	4	6	12	24	NM	100%

Subtotal — expenses before deferral	29	32	32	47	57	97%	21%
Deferred policy acquisition costs	(13)	(13)	(14)	(22)	(19)	(46%)	14%

Total other insurance expense	16	19	18	25	38	138%	52%
Amortization of deferred policy acquisition costs	8	8	6	10	15	88%	50%

Total benefits and expenses	487	326	399	382	470	(3%)	23%

Income before income taxes	31	41	30	33	47	52%	42%
Income tax expense	9	12	6	9	14	56%	56%

Net income [1]	$22	$29	$24	$24	$33	50%	38%

[1]	Net income equals core earnings for this segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — DEPOSITS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2006	2006	2006	2006	2007	Change	Change
Institutional
Structured settlements	$203	$139	$119	$162	$278	37%	72%
Institutional annuities	136	13	97	27	5	(96%)	(81%)
Guaranteed interest products	565	712	623	874	855	51%	(2%)
Other	22	138	108	235	51	132%	(78%)

Subtotal	926	1,002	947	1,298	1,189	28%	(8%)
Mutual funds	419	281	166	286	309	(26%)	8%

Total Institutional	1,345	1,283	1,113	1,584	1,498	11%	(5%)

Private Placement Life Insurance
Corporate owned	94	232	131	549	1,390	NM	153%
Private clients	12	12	11	10	7	(42%)	(30%)

Total Private Placement Life Insurance	106	244	142	559	1,397	NM	150%

Total Institutional Solutions Group	$1,451	$1,527	$1,255	$2,143	$2,895	100%	35%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2006	2006	2006	2006	2007	Change	Change
INSTITUTIONAL
General account	$14,695	$15,415	$16,429	$17,249	$18,166	24%	5%
Guaranteed separate account	397	385	416	417	416	5%	—
Non-guaranteed separate account	3,925	3,930	4,165	4,548	4,577	17%	1%

Total Institutional	$19,017	$19,730	$21,010	$22,214	$23,159	22%	4%

PRIVATE PLACEMENT LIFE INSURANCE
General account	$7	$7	$7	$7	$59	NM	NM
Non-guaranteed separate account	24,209	24,622	25,118	26,124	27,780	15%	6%

Total Private Placement Life Insurance	$24,216	$24,629	$25,125	$26,131	$27,839	15%	7%

TOTAL INSTITUTIONAL SOLUTIONS GROUP
General account	$14,702	$15,422	$16,436	$17,256	$18,225	24%	6%
Guaranteed separate account	397	385	416	417	416	5%	—
Non-guaranteed separate account	28,134	28,552	29,283	30,672	32,357	15%	5%

Total Institutional Solutions Group account value	$43,233	$44,359	$46,135	$48,345	$50,998	18%	5%

BY PRODUCT

Institutional
Structured settlements	$4,856	$4,991	$5,108	$5,267	$5,543	14%	5%
Institutional annuities	2,733	2,714	2,828	2,849	2,838	4%	—
Guaranteed interest products	7,610	8,200	8,671	9,308	9,946	31%	7%
Other	3,818	3,825	4,403	4,790	4,832	27%	1%

Total Institutional	19,017	19,730	21,010	22,214	23,159	22%	4%

Private Placement Life Insurance	24,216	24,629	25,125	26,131	27,839	15%	7%

Total Institutional Solutions Group account value	43,233	44,359	46,135	48,345	50,998	18%	5%

Institutional Mutual Fund Assets	2,100	2,107	2,204	2,567	2,669	27%	4%

Total Institutional Solutions Group Assets Under Management	$45,333	$46,466	$48,339	$50,912	$53,667	18%	5%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — ACCOUNT VALUE AND ASSET ROLLFORWARD [1]

		THREE MONTHS ENDED
		March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
		2006	2006	2006	2006	2007
INSTITUTIONAL
(EXCLUDING ALL MUTUAL FUNDS)	Beginning balance	$17,917	$19,017	$19,730	$21,010	$22,214
	Deposits	926	1,002	947	1,298	1,189
	Surrenders	(374)	(284)	(327)	(420)	(411)
	Death benefits/annuity payouts	(126)	(131)	(145)	(140)	(151)

	Net Flows	426	587	475	738	627
	Change in market value/change in reserve/interest credited	261	126	455	466	318
	Transfers [2]	413	—	350	—	—

	Ending balance	$19,017	$19,730	$21,010	$22,214	$23,159

PRIVATE PLACEMENT LIFE INSURANCE
	Beginning balance	$23,836	$24,216	$24,629	$25,125	$26,131
	Deposits	106	244	142	559	1,397
	Surrenders	(10)	(14)	(1)	(4)	(3)
	Death benefits/annuity payouts	(12)	(8)	(9)	(14)	(27)

	Net Flows	84	222	132	541	1,367
	Change in market value/change in reserve/interest credited	347	238	397	469	398
	Other [3]	(51)	(47)	(33)	(4)	(57)

	Ending balance	$24,216	$24,629	$25,125	$26,131	$27,839

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	1Q06 internal transfer from 403B/457 — Retirement Plans business to Institutional. 3Q06 internal transfer of single premium immediate annuity business from Individual Annuity to Institutional.

[3]	Primarily consists of cost of insurance and M&E charges.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2006	2006	2006	2006	2007	Change	Change
Revenues
Premiums and other considerations
Variable life fees	$16	$17	$16	$17	$17	6%	—
Cost of insurance charges	122	123	125	128	130	7%	2%
Other fees [2]	65	67	59	128	68	5%	(47%)

Total fee income	203	207	200	273	215	6%	(21%)

Direct premiums	22	22	25	26	25	14%	(4%)
Reinsurance premiums	(34)	(35)	(36)	(43)	(40)	(18%)	7%

Net premiums	(12)	(13)	(11)	(17)	(15)	(25%)	12%

Total premiums and other considerations	191	194	189	256	200	5%	(22%)

Net investment income
Net investment income on G/A assets	83	86	85	87	89	7%	2%
Net investment income on assigned capital	3	2	3	3	3	—	—
Charge for invested capital	(7)	(8)	(7)	(6)	(5)	29%	17%

Total net investment income	79	80	81	84	87	10%	4%
Net realized capital gains (losses)	1	1	1	2	(2)	NM	NM

Total revenues	271	275	271	342	285	5%	(17%)

Benefits and Expenses
Benefits and losses
Death benefits	69	63	62	57	70	1%	23%
Other contract benefits	7	7	6	7	6	(14%)	(14%)
Change in reserve	(5)	(6)	(3)	(4)	(3)	40%	25%
Interest credited on G/A assets	60	56	59	62	63	5%	2%

Total benefits and losses	131	120	124	122	136	4%	11%

Other insurance expenses
Commissions & wholesaling expenses	54	62	57	66	59	9%	(11%)
Operating expenses	56	62	64	69	63	13%	(9%)
Dividends to policyholders	1	1	—	1	1	—	—
Premium taxes and other expenses	10	11	11	10	11	10%	10%

Subtotal — expenses before deferral	121	136	132	146	134	11%	(8%)
Deferred policy acquisition costs	(79)	(90)	(88)	(99)	(87)	(10%)	12%

Total other insurance expense	42	46	44	47	47	12%	—
Amortization of deferred policy acquisition costs and present value of future profits [2]	32	40	38	131	36	13%	(73%)

Total benefits and expenses	205	206	206	300	219	7%	(27%)

Income before income taxes	66	69	65	42	66	—	57%

Income tax expense [2]	21	21	19	11	20	(5%)	82%

Net income [1]	$45	$48	$46	$31	$46	2%	48%

[1]	Net income equals core earnings for this segment.

[2]	The DAC unlock recorded in the three months ended December 31, 2006 decreased net income by $18. The effect on each income statement line item is as follows:

Other Fees	$48
Amortization of deferred policy acquisition costs	76
Income tax expense (benefit)	(10)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
SUPPLEMENTAL DATA

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2006	2006	2006	2006	2007	Change	Change
SALES BY DISTRIBUTION
Wirehouse/regional broker-dealer	16	20	22	28	20	25%	(29%)
Banks	7	10	10	14	10	43%	(29%)
Independent broker-dealer/WFS	16	19	15	24	14	(13%)	(42%)
Life professional/other	21	18	21	23	16	(24%)	(30%)

Total sales by distribution	$60	$67	$68	$89	$60	—	(33%)

SALES. BY PRODUCT
Variable life	$25	$27	$27	$36	$26	4%	(28%)
Universal life/whole life	31	36	36	47	30	(3%)	(36%)
Term life/other	4	4	5	6	4	—	(33%)

Total sales by product	$60	$67	$68	$89	$60	—	(33%)

ACCOUNT VALUE
General account	$4,950	$5,039	$5,123	$5,233	$5,334	8%	2%
Separate account	5,728	5,571	5,754	6,138	6,244	9%	2%

Total account value	$10,678	$10,610	$10,877	$11,371	$11,578	8%	2%

ACCOUNT VALUE BY PRODUCT
Variable life	$6,191	$6,053	$6,242	$6,637	$6,754	9%	2%
Universal life/interest sensitive whole life	3,775	3,850	3,932	4,035	4,126	9%	2%
Modified guaranteed life	604	598	591	584	580	(4%)	(1%)
Other	108	109	112	115	118	9%	3%

Total account value by product	$10,678	$10,610	$10,877	$11,371	$11,578	8%	2%

LIFE INSURANCE IN FORCE
Variable life	$71,852	$72,461	$73,126	$73,770	$74,439	4%	1%
Universal life/interest sensitive whole life	42,372	43,152	44,069	45,230	46,013	9%	2%
Term life	38,137	39,701	41,751	44,175	46,053	21%	4%
Modified guaranteed life	764	752	740	727	718	(6%)	(1%)
Other	320	326	324	325	323	1%	(1%)

Total life insurance in force	$153,445	$156,392	$160,010	$164,227	$167,546	9%	2%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
ACCOUNT VALUE ROLLFORWARD

		THREE MONTHS ENDED
		March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
		2006	2006	2006	2006	2007
VARIABLE LIFE	Beginning balance	$5,902	$6,191	$6,053	$6,242	$6,637
	First year & single premiums	68	66	72	86	77
	Renewal premiums	148	144	134	143	156

	Premiums and deposits	216	210	206	229	233
	Surrenders	(90)	(75)	(92)	(114)	(86)
	Death benefits	(13)	(13)	(11)	(10)	(24)

	Net Flows	113	122	103	105	123
	Policy fees	(116)	(117)	(119)	(121)	(124)
	Change in market value/interest credited	292	(143)	205	411	118

	Ending balance	$6,191	$6,053	$6,242	$6,637	$6,754

OTHER [1]	Beginning balance	$4,412	$4,487	$4,557	$4,635	$4,734
	First year & single premiums	90	102	106	126	111
	Renewal premiums	107	100	100	114	119

	Premiums and deposits	197	202	206	240	230
	Surrenders	(46)	(50)	(41)	(59)	(53)
	Death benefits	(23)	(20)	(25)	(19)	(23)

	Net Flows	128	132	140	162	154
	Policy fees	(107)	(112)	(115)	(117)	(120)
	Change in market value/interest credited	54	50	53	54	56

	Ending balance	$4,487	$4,557	$4,635	$4,734	$4,824

TOTAL INDIVIDUAL LIFE	Beginning balance	$10,314	$10,678	$10,610	$10,877	$11,371
	First year & single premiums	158	168	178	212	188
	Renewal premiums	255	244	234	257	275

	Premiums and deposits	413	412	412	469	463
	Surrenders	(136)	(125)	(133)	(173)	(139)
	Death benefits	(36)	(33)	(36)	(29)	(47)

	Net Flows	241	254	243	267	277
	Policy fees	(223)	(229)	(234)	(238)	(244)
	Change in market value/interest credited	346	(93)	258	465	174

	Ending balance	$10,678	$10,610	$10,877	$11,371	$11,578

[1]	Includes Universal Life, Interest Sensitive Whole Life, Modified Guaranteed Life Insurance and other.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GROUP BENEFITS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2006	2006	2006	2006	2007	Change	Change
Revenues
Premiums and other considerations
ASO fees	$10	$8	$10	$9	$8	(20%)	(11%)
Other fees	1	(1)	—	1	—	(100%)	(100%)

Total fee income	11	7	10	10	8	(27%)	(20%)

Direct premiums	944	963	969	993	1,027	9%	3%
Reinsurance premiums	77	58	53	55	49	(36%)	(11%)

Net premiums	1,021	1,021	1,022	1,048	1,076	5%	3%

Total premiums and other considerations	1,032	1,028	1,032	1,058	1,084	5%	2%

Net investment income
Net investment income on G/A assets	89	91	93	92	99	11%	8%
Net investment income on assigned capital	12	12	13	13	19	58%	46%

Total net investment income	101	103	106	105	118	17%	12%
Net realized capital (losses)	(1)	(2)	(1)	(2)	(1)	—	50%

Total revenues	1,132	1,129	1,137	1,161	1,201	6%	3%

Benefits and Expenses
Benefits and losses
Death benefits	268	247	252	268	266	(1%)	(1%)
Other contract benefits	442	440	452	470	479	8%	2%
Change in reserve	57	53	41	12	61	7%	NM

Total benefits and losses	767	740	745	750	806	5%	7%

Other insurance expenses
Commissions & wholesaling expenses	132	140	147	142	156	18%	10%
Operating expenses	120	134	128	144	133	11%	(8%)
Premium taxes and other expenses	21	19	20	19	19	(10%)	—

Subtotal — expenses before deferral	273	293	295	305	308	13%	1%
Deferred policy acquisition costs	(12)	(16)	(14)	(22)	(20)	(67%)	9%

Total other insurance expense	261	277	281	283	288	10%	2%
Amortization of deferred policy acquisition costs	10	10	10	11	17	70%	55%

Total benefits and expenses	1,038	1,027	1,036	1,044	1,111	7%	6%

Income before income taxes	94	102	101	117	90	(4%)	(23%)
Income tax expense	26	28	27	30	24	(8%)	(20%)

Net income [1]	$68	$74	$74	$87	$66	(3%)	(24%)

[1]	Net income equals core earnings for this segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GROUP BENEFITS
SUPPLEMENTAL DATA

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2006	2006	2006	2006	2007	Change	Change
PREMIUMS
Fully Insured — Ongoing Premiums
Group disability	$449	$448	$446	$457	$470	5%	3%
Group life	451	456	465	458	473	5%	3%
Other	117	116	111	126	122	4%	(3%)

Total fully insured — ongoing premiums	1,017	1,020	1,022	1,041	1,065	5%	2%

Total buyouts [1]	4	1	—	7	11	175%	57%

Total premiums	1,021	1,021	1,022	1,048	1,076	5%	3%
Group disability — premium equivalents [2]	79	81	84	90	85	8%	(6%)

Total premiums and premium equivalents	$1,100	$1,102	$1,106	$1,138	$1,161	6%	2%

SALES (GROSS ANNUALIZED NEW PREMIUMS)
Fully Insured — Ongoing Sales
Group disability	$185	$31	$61	$39	$177	(4%)	NM
Group life [3]	201	84	89	55	156	(22%)	184%
Other	55	19	25	17	53	(4%)	NM

Total fully insured — ongoing sales	441	134	175	111	386	(12%)	NM

Total buyouts [1]	2	3	—	—	2	—	—

Total sales	443	137	175	111	388	(12%)	NM
Group disability premium equivalents [2]	52	8	44	6	54	4%	NM

Total sales and premium equivalents	$495	$145	$219	$117	$442	(11%)	NM

RATIOS [3]
Loss Ratio	74.2%	72.0%	72.2%	70.7%	74.1%	(0.1)	3.4
Expense Ratio	26.4%	27.9%	28.2%	28.0%	28.4%	2.0	0.4

GAAP RESERVES [4]
Group disability	$4,413	$4,478	$4,524	$4,535	$4,590	4%	1%
Group life	1,266	1,262	1,267	1,269	1,276	1%	1%
Other	176	167	162	173	178	1%	3%

Total GAAP reserves	$5,855	$5,907	$5,953	$5,977	$6,044	3%	1%

[1]	Takeover of open claim liabilities and other non-recurring premium amounts.

[2]	Administrative services only (ASO) fees and claims under claim management agreements.

[3]	Ratios calculated excluding the effects of buyout premiums.

[4]	Reserve balances are net of reinsurance recoverables of $247, $238, $239, $236, and $230 as of 1Q 2006, 2Q 2006, 3Q 2006, 4Q 2006, and 1Q 2007 respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL
HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Months	3 Months
	2006	2006	2006	2006	2007	Change	Change
CORE EARNINGS
Japan operations	$48	$54	$54	$111	$61	27%	(45%)
Other international operations	(2)	(2)	(7)	(10)	(7)	NM	30%

Core earnings [1]	$46	$52	$47	$101	$54	17%	(47%)

JAPAN DEPOSITS — Dollars
Individual Annuity
Variable	$2,256	$1,226	$1,184	$1,167	$1,678	(26%)	44%
Fixed MVA	93	82	63	36	28	(70%)	(22%)

Total deposits by product	$2,349	$1,308	$1,247	$1,203	$1,706	(27%)	42%

JAPAN DEPOSITS — Yen
Individual Annuity
Variable	¥263,934	¥140,564	¥137,767	¥137,283	¥199,523	(24%)	45%
Fixed MVA	10,908	9,430	7,296	4,216	3,391	(69%)	(20%)

Total deposits by product	¥274,842	¥149,994	¥145,063	¥141,499	¥202,914	(26%)	43%

JAPAN NET FLOWS — Dollars
Individual Annuity
Variable	$1,769	$881	$824	$695	$1,184	(33%)	70%
Fixed MVA	77	71	53	23	13	(83%)	(43%)

Total net flows by product	$1,846	$952	$877	$718	$1,197	(35%)	67%

JAPAN NET FLOWS — Yen
Individual Annuity
Variable	¥206,954	¥100,956	¥95,938	¥81,749	¥140,557	(32%)	72%
Fixed MVA	9,579	8,162	6,100	2,679	1,621	(83%)	(39%)

Total net flows by product	¥216,533	¥109,118	¥102,038	¥84,428	¥142,178	(34%)	68%

JAPAN AUM — Dollars
Individual Annuity
Variable	$26,696	$27,323	$28,265	$29,653	$31,148	17%	5%
Fixed MVA	1,545	1,667	1,676	1,690	1,723	12%	2%

Total AUM by product	$28,241	$28,990	$29,941	$31,343	$32,871	16%	5%

JAPAN AUM — Yen
Individual Annuity
Variable	¥3,149,872	¥3,123,427	¥3,337,133	¥3,533,426	¥3,677,972	17%	4%
Fixed MVA	182,193	190,520	197,811	201,362	203,489	12%	1%

Total AUM by product	¥3,332,065	¥3,313,947	¥3,534,944	¥3,734,788	¥3,881,461	16%	4%

[1]	Net income equals core earnings for this segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2006	2006	2006	2006	2007	Change	Change
Revenues
Premiums and other considerations
Variable annuity fees	$148	$159	$163	$171	$174	18%	2%
Other fees	18	12	18	16	18	—	13%

Total fee income	166	171	181	187	192	16%	3%

Reinsurance premiums	—	(3)	(3)	(2)	(3)	—	(50%)

Net premiums	—	(3)	(3)	(2)	(3)	—	(50%)

Total premiums and other considerations	166	168	178	185	189	14%	2%

Net investment income
Net investment income on G/A assets	23	24	27	28	28	22%	—
Net investment income on assigned capital	—	—	—	—	1	—	—

Total net investment income	23	24	27	28	29	26%	4%
Net realized capital (losses)	(14)	(16)	(16)	(18)	(18)	(29%)	—

Total revenues	175	176	189	195	200	14%	3%

Benefits and Expenses
Benefits and losses
Death and other benefits [2]	7	7	5	(37)	2	(71%)	NM
Interest credited on G/A assets	5	5	6	5	6	20%	20%

Total benefits and losses	12	12	11	(32)	8	(33%)	NM

Other insurance expenses
Commissions & wholesaling expenses	140	84	83	84	113	(19%)	35%
Operating expenses	34	34	36	37	33	(3%)	(11%)
Premium taxes and other expenses	10	6	8	5	9	(10%)	80%

Subtotal — expenses before deferral	184	124	127	126	155	(16%)	23%
Deferred policy acquisition costs	(147)	(87)	(84)	(84)	(113)	23%	(35%)

Total other insurance expense	37	37	43	42	42	14%	—
Amortization of deferred policy acquisition costs [2]	49	48	54	15	56	14%	NM

Total benefits and expenses	98	97	108	25	106	8%	NM
Income before income taxes	77	79	81	170	94	22%	(45%)
Income tax expense [2]	29	25	27	59	33	14%	(44%)

Net income [1] [2]	$48	$54	$54	$111	$61	27%	(45%)

[1]	Net income equals core earnings for Japan.

[2]	The DAC unlock recorded in the three months ended December 31, 2006 increased net income by $53. The effect on each income statement line item is as follows:

Death and other benefits	(41)
Amortization of deferred policy acquisition costs	(41)
Income tax expense	29

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
SUPPLEMENTAL DATA — ACCOUNT VALUE ROLLFORWARD

		THREE MONTHS ENDED
		March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
		2006	2006	2006	2006	2007
VARIABLE ANNUITIES
	Beginning balance	$24,641	$26,696	$27,323	$28,265	$29,653
Deposits/Premiums/other		2,256	1,226	1,184	1,167	1,678
Surrenders		(388)	(267)	(282)	(389)	(394)
Death benefits/annuitizations/other		(99)	(78)	(78)	(83)	(100)

Net Flows		1,769	881	824	695	1,184
Change in market value/currency/change in reserve/interest credited		303	(1,126)	1,016	975	29
Effect of currency translation		(17)	872	(898)	(282)	282

	Ending balance	$26,696	$27,323	$28,265	$29,653	$31,148

FIXED MVA AND OTHER
	Beginning balance	$1,463	$1,545	$1,667	$1,676	$1,690
Deposits/Premiums/other		93	82	63	36	28
Surrenders		(4)	(2)	(4)	(7)	(9)
Death benefits/annuitizations/other		(12)	(9)	(6)	(6)	(6)

Net Flows		77	71	53	23	13
Change in market value/currency/change in reserve/interest credited		5	5	10	7	4
Effect of currency translation		—	46	(54)	(16)	16

	Ending balance	$1,545	$1,667	$1,676	$1,690	$1,723

TOTAL JAPAN
	Beginning balance	$26,104	$28,241	$28,990	$29,941	$31,343
Deposits/Premiums/other		2,349	1,308	1,247	1,203	1,706
Surrenders		(392)	(269)	(286)	(396)	(403)
Death benefits/annuitizations/other		(111)	(87)	(84)	(89)	(106)

Net Flows		1,846	952	877	718	1,197
Change in market value/change in reserve/interest credited		308	(1,121)	1,026	982	33
Effect of currency translation		(17)	918	(952)	(298)	298

	Ending balance	$28,241	$28,990	$29,941	$31,343	$32,871

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
SUPPLEMENTAL DATA — ACCOUNT VALUE ROLLFORWARD

		THREE MONTHS ENDED
		March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
		2006	2006	2006	2006	2007
VARIABLE ANNUITIES
	Beginning balance	¥2,908,416	¥3,149,872	¥3,123,427	¥3,337,133	¥3,533,426
Deposits/Premiums/other		263,934	140,564	137,767	137,283	199,523
Surrenders		(45,450)	(30,678)	(32,806)	(45,724)	(47,094)
Death benefits/annuitizations/other		(11,530)	(8,930)	(9,023)	(9,810)	(11,872)

Net Flows		206,954	100,956	95,938	81,749	140,557
Change in market value/change in reserve/interest credited		34,502	(127,401)	117,768	114,544	3,989

	Ending balance	3,149,872	3,123,427	3,337,133	3,533,426	3,677,972

FIXED MVA AND OTHER
	Beginning balance	172,596	182,193	190,520	197,811	201,362
Deposits/Premiums/other		10,908	9,430	7,296	4,216	3,391
Surrenders		(586)	(291)	(517)	(875)	(1,098)
Death benefits/annuitizations/other		(743)	(977)	(679)	(662)	(672)

Net Flows		9,579	8,162	6,100	2,679	1,621
Change in market value/change in reserve/interest credited		562	601	646	687	693
Effect of currency translation on USD Fixed Annuity products		(544)	(436)	545	185	(187)

	Ending balance	182,193	190,520	197,811	201,362	203,489

TOTAL JAPAN
	Beginning balance	3,081,012	3,332,065	3,313,947	3,534,944	3,734,788
Deposits/Premiums/other		274,842	149,994	145,063	141,499	202,914
Surrenders		(46,036)	(30,969)	(33,323)	(46,599)	(48,192)
Death benefits/annuitizations/other		(12,273)	(9,907)	(9,702)	(10,472)	(12,544)

Net Flows		216,533	109,118	102,038	84,428	142,178
Change in market value/change in reserve/interest credited		35,064	(126,800)	118,414	115,231	4,682
Effect of currency translation on USD Fixed Annuity products		(544)	(436)	545	185	(187)

	Ending balance	¥3,332,065	¥3,313,947	¥3,534,944	¥3,734,788	¥3,881,461

PROPERTY & CASUALTY

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
FINANCIAL HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2006	2006	2006	2006	2007	Change	Change
TOTAL PROPERTY & CASUALTY PREMIUMS
Written premiums	$2,629	$2,709	$2,699	$2,625	$2,622	—	—
Earned premiums	2,566	2,607	2,632	2,628	2,623	2%	—
TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
Business Insurance	134	197	123	164	124	(7%)	(24%)
Personal Lines	106	126	89	108	130	23%	20%
Specialty Commercial	47	(43)	41	19	39	(17%)	105%

Ongoing Operations underwriting results	287	280	253	291	293	2%	1%
Other Operations [1]	(21)	(266)	(62)	(17)	(24)	(14%)	(41%)

Total Property & Casualty underwriting results	$266	$14	$191	$274	$269	1%	(2%)

ONGOING OPERATIONS UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current year [2]	63.4	65.4	65.4	62.9	63.0	0.4	(0.1)
Prior year [3]	(0.2)	(0.4)	(1.1)	(0.8)	0.2	(0.4)	(1.0)

Total losses and loss adjustment expenses	63.3	65.1	64.4	62.1	63.1	0.2	(1.0)

Expenses	25.4	24.1	25.7	27.1	25.5	(0.1)	1.6
Policyholder dividends	0.2	0.1	0.3	(0.3)	0.2	—	(0.5)

Combined ratio	88.8	89.3	90.4	88.9	88.8	—	0.1

Catastrophes
Current year	1.6	2.8	1.9	1.4	1.1	0.5	0.3
Prior year	(0.7)	(0.7)	(1.5)	0.1	(0.2)	(0.5)	0.3

Catastrophe ratio	0.9	2.1	0.4	1.5	0.9	—	0.6

Combined ratio before catastrophes	87.9	87.1	90.0	87.4	87.9	—	(0.5)

Combined ratio before catastrophes and prior year development [3]	87.4	86.9	89.6	88.3	87.6	(0.2)	0.7

Total Property & Casualty Income and ROE

Net income	$424	$216	$381	$498	$461	9%	(7%)
Core earnings	421	235	371	448	448	6%	—

Core earnings ROE (last 12 months income-equity x-AOCI)
Ongoing Operations					24.3%
Other Operations					(9.2%)
Total Property & Casualty	17.7%	15.4%	16.7%	19.2%	20.9%	3.2	1.7

	PROPERTY & CASUALTY
	Dec. 31,	Mar. 31,
	2006	2007	Change
Selected Financial Data
Total Property and Casualty adjusted statutory surplus ($ in billions)	$8.4	$8.5	$0.1
Total Property and Casualty premium to adjusted surplus ratio	1.3	1.2	(0.1)

[1]	The three months ended June 30, 2006 included a $243 charge as a result of the agreement with Equitas and the Company’s evaluation of the reinsurance recoverables and allowance for uncollectible reinsurance associated with older, long-term casualty liabilities.

[2]	The three months ended December 31, 2006 included a current accident year reserve release totaling 2.2 points, related to Personal Lines auto liability claims and Business Insurance workers’ compensation claims and package business.

[3]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2006	2006	2006	2006	2007	Change	Change
TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
Written premiums	$2,629	$2,709	$2,699	$2,625	$2,622	—	—
Change in unearned premium reserve	63	102	67	(3)	(1)	NM	67%

Earned premiums	2,566	2,607	2,632	2,628	2,623	2%	—

Losses and loss adjustment expenses
Current year [1]	1,628	1,705	1,723	1,650	1,653	2%	—
Prior year [2]	13	258	30	(5)	22	69%	NM

Total losses and loss adjustment expenses	1,641	1,963	1,753	1,645	1,675	2%	2%

Underwriting expenses [3]	655	626	680	716	675	3%	(6%)
Dividends to policyholders	4	4	8	(7)	4	—	NM

Underwriting results	266	14	191	274	269	1%	(2%)

Net servicing income	18	12	15	8	11	(39%)	38%
Net investment income	357	365	359	405	413	16%	2%
Periodic net coupon settlements on credit derivatives, before-tax	—	1	1	2	3	—	50%
Other expenses	(52)	(76)	(40)	(55)	(60)	(15%)	(9%)
Income tax expense	(168)	(81)	(155)	(186)	(188)	(12%)	(1%)

Core earnings	421	235	371	448	448	6%	-

Add: Net realized capital gains (losses), after-tax [4]	3	(19)	10	50	13	NM	(74%)

Net income	$424	$216	$381	$498	$461	9%	(7%)

Total Property & Casualty effective tax rate — net income	28.6%	24.4%	29.7%	23.3%	29.7%	1.1	6.4
Total Property & Casualty effective tax rate — core earnings	28.6%	25.4%	29.5%	29.4%	29.5%	0.9	0.1

[1]	The three months ended December 31, 2006 included a current accident year reserve release of $58, related to Personal Lines auto liability claims and Business Insurance workers’ compensation claims and package business.

[2]	The three months ended June 30, 2006 included a $243 charge as a result of the agreement with Equitas and the Company’s evaluation of the reinsurance recoverables and allowance for uncollectible reinsurance associated with older, long-term casualty liabilities.

[3]	The three months ended June 30, 2006 included a reduction to the Citizens’ assessment of $34 ($18 in Business Insurance and $16 in Personal Lines). The three months ended September 30, 2006 included a reduction to the Citizens’ assessment of $7 ($4 in Business Insurance and $3 in Personal Lines). These assessments and reductions thereto related to 2004 and 2005 hurricanes. Citizens’ assessment recoupments for Business Insurance totaled $1 for each of the three months ended March 31, 2006 and June 30, 2006 and $2 for each of the three months ended September 30, 2006, December 31, 2006 and March 31, 2007. Citizens’ assessment recoupments for Personal Lines totaled $1 for the three months ended June 30, 2006 and $2 for each of the three months ended September 30, 2006, December 31, 2006 and March 31, 2007.

[4]	The three months ended December 31, 2006 included a $25 after-tax gain on the sale of Omni.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2006	2006	2006	2006	2007	Change	Change
ONGOING OPERATIONS UNDERWRITING RESULTS
Written premiums	$2,629	$2,707	$2,699	$2,623	$2,622	—	—
Change in unearned premium reserve	64	101	67	(2)	(1)	NM	50%

Earned premiums	2,565	2,606	2,632	2,625	2,623	2%	—

Losses and loss adjustment expenses
Current year [1]	1,628	1,705	1,723	1,650	1,653	2%	—
Prior year [2]	(6)	(9)	(28)	(21)	4	NM	NM

Total losses and loss adjustment expenses	1,622	1,696	1,695	1,629	1,657	2%	2%
Underwriting expenses [3]	652	626	676	712	669	3%	(6%)
Dividends to policyholders	4	4	8	(7)	4	—	NM

Underwriting results	287	280	253	291	293	2%	1%

Net servicing income	18	12	15	8	11	(39%)	38%
Net investment income	291	296	299	339	351	21%	4%
Periodic net coupon settlements on credit derivatives, before-tax	—	1	1	2	3	—	50%
Other expenses	(53)	(75)	(40)	(54)	(60)	(13%)	(11%)
Income tax expense	(157)	(153)	(160)	(174)	(178)	(13%)	(2%)

Core earnings	386	361	368	412	420	9%	2%

Add: Net realized capital gains (losses), after-tax [4]	3	(21)	7	38	9	NM	(76%)

Net income	$389	$340	$375	$450	$429	10%	(5%)

Ongoing Operations effective tax rate — net income	29.0%	29.5%	30.3%	22.6%	29.9%	0.9	7.3
Ongoing Operations effective tax rate — core earnings	28.9%	29.9%	30.2%	29.6%	29.8%	0.9	0.2

[1]	The three months ended December 31, 2006 included a current accident year reserve release of $58, related to Personal Lines auto liability claims and Business Insurance workers’ compensation claims and package business.

[2]	The three months ended March 31, 2006 included an $18 net release of catastrophe reserves, primarily related to the 2004 and 2005 hurricanes. The three months ended June 30, 2006 included a $17 net release of catastrophe reserves, primarily related to the 2004 and 2005 hurricanes, a net reserve release of $38 related to allocated loss adjustment expense reserves on workers’ compensation and package business in Business Insurance and a $45 strengthening of construction defects claim reserves in Specialty Commercial. The three months ended September 30, 2006 included a $39 net release of catastrophe reserves, primarily related to the 2004 and 2005 hurricanes. The three months ended December 31, 2006 included a net reserve release of $20 related to allocated loss adjustment expense reserves on workers’ compensation and package business in Business Insurance.

[3]	The three months ended June 30, 2006 included a reduction to the Citizens’ assessment of $34 ($18 in Business Insurance and $16 in Personal Lines). The three months ended September 30, 2006 included a reduction to the Citizens’ assessment of $7 ($4 in Business Insurance and $3 in Personal Lines). These assessments and reductions thereto related to 2004 and 2005 hurricanes. Citizens’ assessment recoupments for Business Insurance totaled $1 for each of the three months ended March 31, 2006 and June 30, 2006 and $2 for each of the three months ended September 30, 2006, December 31, 2006 and March 31, 2007. Citizens’ assessment recoupments for Personal Lines totaled $1 for the three months ended June 30, 2006 and $2 for each of the three months ended September 30, 2006, December 31, 2006 and March 31, 2007.

[4]	The three months ended December 31, 2006 included a $25 after-tax gain on the sale of Omni.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS CONSOLIDATING UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2007

	Business	Personal	Specialty	Ongoing
	Insurance	Lines	Commercial	Operations
UNDERWRITING RESULTS
Written premiums	$1,298	$939	$385	$2,622
Change in unearned premium reserve	6	(14)	7	(1)

Earned premiums	1,292	953	378	2,623

Losses and loss adjustment expenses
Current year	793	610	250	1,653
Prior year	6	4	(6)	4

Total losses and loss adjustment expenses	799	614	244	1,657

Underwriting expenses	366	209	94	669
Dividends to policyholders	3	—	1	4

Underwriting results	$124	$130	$39	$293

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current year	61.4	64.0	65.8	63.0
Prior year [1]	0.5	0.5	(1.7)	0.2

Total losses and loss adjustment expenses	61.8	64.5	64.1	63.1

Expenses	28.3	21.9	25.0	25.5
Policyholder dividends	0.2	—	0.4	0.2

Combined ratio	90.4	86.4	89.6	88.8

Catastrophes
Current year	0.9	1.8	0.1	1.1
Prior year	(0.1)	—	(1.1)	(0.2)

Catastrophe ratio	0.7	1.8	(1.0)	0.9

Combined ratio before catastrophes	89.6	84.6	90.6	87.9

Combined ratio before catastrophes and prior year development [1]	89.1	84.1	91.2	87.6

[1] Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2006	2006	2006	2006	2007	Change	Change
UNDERWRITING RESULTS
Written premiums	$2,629	$2,707	$2,699	$2,623	$2,622	—	—
Change in unearned premium reserve	64	101	67	(2)	(1)	NM	50%

Earned premiums	2,565	2,606	2,632	2,625	2,623	2%	—

Losses and loss adjustment expenses
Current year	1,628	1,705	1,723	1,650	1,653	2%	—
Prior year [1]	(6)	(9)	(28)	(21)	4	NM	NM

Total losses and loss adjustment expenses	1,622	1,696	1,695	1,629	1,657	2%	2%

Underwriting expenses [2]	652	626	676	712	669	3%	(6%)
Dividends to policyholders	4	4	8	(7)	4	—	NM

Underwriting results	$287	$280	$253	$291	$293	2%	1%

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current year [3]	63.4	65.4	65.4	62.9	63.0	0.4	(0.1)
Prior year [1] [4]	(0.2)	(0.4)	(1.1)	(0.8)	0.2	(0.4)	(1.0)

Total losses and loss adjustment expenses	63.3	65.1	64.4	62.1	63.1	0.2	(1.0)

Expenses	25.4	24.1	25.7	27.1	25.5	(0.1)	1.6
Policyholder dividends	0.2	0.1	0.3	(0.3)	0.2	—	(0.5)

Combined ratio	88.8	89.3	90.4	88.9	88.8	—	0.1

Catastrophes
Current year	1.6	2.8	1.9	1.4	1.1	0.5	0.3
Prior year	(0.7)	(0.7)	(1.5)	0.1	(0.2)	(0.5)	0.3

Catastrophe ratio	0.9	2.1	0.4	1.5	0.9	—	0.6

Combined ratio before catastrophes	87.9	87.1	90.0	87.4	87.9	—	(0.5)

Combined ratio before catastrophes and prior year development [4]	87.4	86.9	89.6	88.3	87.6	(0.2)	0.7

[1]	The three months ended March 31, 2006 included an $18 net release of catastrophe reserves, primarily related to the 2004 and 2005 hurricanes. The three months ended June 30, 2006 included a $17 net release of catastrophe reserves, primarily related to the 2004 and 2005 hurricanes, a net reserve release of $38 related to allocated loss adjustment expense reserves on workers’ compensation and package business in Business Insurance and a $45 strengthening of construction defects claim reserves in Specialty Commercial. The three months ended September 30, 2006 included a $39 net release of catastrophe reserves, primarily related to the 2004 and 2005 hurricanes. The three months ended December 31, 2006 included a net reserve release of $20 related to allocated loss adjustment expense reserves on workers’ compensation and package business in Business Insurance.

[2]	The three months ended June 30, 2006 included a reduction to the Citizens’ assessment of $34 ($18 in Business Insurance and $16 in Personal Lines). The three months ended September 30, 2006 included a reduction to the Citizens’ assessment of $7 ($4 in Business Insurance and $3 in Personal Lines). These assessments and reductions thereto related to 2004 and 2005 hurricanes. Citizens’ assessment recoupments for Business Insurance totaled $1 for each of the three months ended March 31, 2006 and June 30, 2006 and $2 for each of the three months ended September 30, 2006, December 31, 2006 and March 31, 2007. Citizens’ assessment recoupments for Personal Lines totaled $1 for the three months ended June 30, 2006 and $2 for each of the three months ended September 30, 2006, December 31, 2006 and March 31, 2007.

[3]	The three months ended December 31, 2006 included a current accident year reserve release totaling 2.2 points, related to Personal Lines auto liability claims and Business Insurance workers’ compensation claims and package business.

[4]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
BUSINESS INSURANCE
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2006	2006	2006	2006	2007	Change	Change
UNDERWRITING RESULTS
Written premiums	$1,302	$1,276	$1,294	$1,313	$1,298	—	(1%)
Change in unearned premium reserve	39	8	2	18	6	(85%)	(67%)

Earned premiums	1,263	1,268	1,292	1,295	1,292	2%	—

Losses and loss adjustment expenses
Current year	767	778	821	761	793	3%	4%
Prior year [1]	10	(36)	(20)	(15)	6	(40%)	NM

Total losses and loss adjustment expenses	777	742	801	746	799	3%	7%

Underwriting expenses [2]	349	326	361	384	366	5%	(5%)
Dividends to policyholders	3	3	7	1	3	—	NM

Underwriting results	$134	$197	$123	$164	$124	(7%)	(24%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current year [3]	60.8	61.3	63.5	58.9	61.4	(0.6)	(2.5)
Prior year [1] [4]	0.8	(2.8)	(1.5)	(1.2)	0.5	0.3	(1.7)

Total losses and loss adjustment expenses	61.5	58.5	62.0	57.7	61.8	(0.3)	(4.1)

Expenses	27.7	25.7	27.9	29.6	28.3	(0.6)	1.3
Policyholder dividends	0.2	0.3	0.5	0.1	0.2	—	(0.1)

Combined ratio	89.4	84.5	90.4	87.3	90.4	(1.0)	(3.1)

Catastrophes
Current year	1.2	1.9	1.9	0.6	0.9	0.3	(0.3)
Prior year	0.5	(0.3)	(2.0)	0.4	(0.1)	0.6	0.5

Catastrophe ratio	1.7	1.6	(0.1)	1.0	0.7	1.0	0.3

Combined ratio before catastrophes	87.7	82.9	90.5	86.3	89.6	(1.9)	(3.3)

Combined ratio before catastrophes and prior year development [4]	87.4	85.4	90.0	87.9	89.1	(1.7)	(1.2)

[1]	The three months ended June 30, 2006 included a net reserve release of $38 related to allocated loss adjustment expense reserves on workers’ compensation and package business. The three months ended September 30, 2006 included a net catastrophe reserve release of $26, primarily related to the 2004 and 2005 hurricanes. The three months ended December 31, 2006 included a net reserve release of $20 related to allocated loss adjustment expense reserves on workers’ compensation and package business.

[2]	The three months ended June 30, 2006 and September 30, 2006 included a reduction to the Citizens’ assessment of $18 and $4, respectively. These assessments and reductions thereto related to 2004 and 2005 hurricanes. Citizens’ assessment recoupments totaled $1 for each of the three months ended March 31, 2006 and June 30, 2006 and $2 for each of the three months ended September 30, 2006, December 31, 2006 and March 31, 2007.

[3]	The three months ended December 31, 2006 included a current accident year reserve release totaling 2.2 points, predominantly related to workers’ compensation claims and package business.

[4]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
BUSINESS INSURANCE
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2006	2006	2006	2006	2007	Change	Change
WRITTEN PREMIUMS [1]

Small Commercial	$721	$684	$657	$666	$740	3%	11%
Middle Market	581	592	637	647	558	(4%)	(14%)

Total	$1,302	$1,276	$1,294	$1,313	$1,298	—	(1%)

EARNED PREMIUMS [1]

Small Commercial	$643	$656	$668	$685	$681	6%	(1%)
Middle Market	620	612	624	610	611	(1%)	—

Total	$1,263	$1,268	$1,292	$1,295	$1,292	2%	—

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Written Price Increases/(Decreases)
Small Commercial	—	1%	1%	—	(1%)	(1%)	(1%)
Middle Market	(4%)	(3%)	(4%)	(5%)	(4%)	—	1%

Premium Retention
Small Commercial	87%	87%	88%	86%	85%	(2%)	(1%)
Middle Market	81%	81%	84%	83%	79%	(2%)	(4%)

New Business Premium $
Small Commercial	$149	$139	$125	$120	$129	(13%)	8%
Middle Market	$112	$110	$119	$117	$106	(5%)	(9%)

Policies in force
Small Commercial	941,265	964,329	979,655	991,979	1,005,879	7%	1%
Middle Market	104,159	104,928	105,610	106,130	105,641	1%	—

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PERSONAL LINES
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2006	2006	2006	2006	2007	Change	Change
UNDERWRITING RESULTS
Written premiums [1]	$901	$1,013	$1,022	$941	$939	4%	—
Change in unearned premium reserve	(18)	74	70	(9)	(14)	22%	(56%)

Earned premiums [1]	919	939	952	950	953	4%	—

Losses and loss adjustment expenses
Current year	589	650	655	622	610	4%	(2%)
Prior year [2]	14	(37)	(7)	(8)	4	(71%)	NM

Total losses and loss adjustment expenses	603	613	648	614	614	2%	—

Underwriting expenses [3]	210	200	215	228	209	—	(8%)

Underwriting results	$106	$126	$89	$108	$130	23%	20%

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current year [4]	64.0	69.4	68.6	65.7	64.0	—	1.7
Prior year [2] [5]	1.5	(4.0)	(0.7)	(0.9)	0.5	1.0	(1.4)

Total losses and loss adjustment expenses	65.6	65.4	67.9	64.8	64.5	1.1	0.3

Expenses	22.9	21.2	22.8	23.8	21.9	1.0	1.9

Combined ratio	88.5	86.6	90.7	88.6	86.4	2.1	2.2

Catastrophes
Current year	2.6	4.8	2.3	3.0	1.8	0.8	1.2
Prior year	0.6	(1.2)	(1.1)	0.3	—	0.6	0.3

Catastrophe ratio	3.2	3.6	1.2	3.3	1.8	1.4	1.5

Combined ratio before catastrophes	85.3	83.0	89.5	85.3	84.6	0.7	0.7

Combined ratio before catastrophes and prior year development [5] [6]	84.4	85.7	89.0	86.5	84.1	0.3	2.4

COMBINED RATIO
Automobile	93.2	92.2	96.6	92.5	90.7	2.5	1.8
Homeowners	74.5	70.4	73.7	77.5	74.8	(0.3)	2.7

Total	88.5	86.6	90.7	88.6	86.4	2.1	2.2

[1]	Written premiums for Omni for the three months ended March 31, 2006, June 30, 2006, September 30, 2006, December 31, 2006 and March 31, 2007 were $37, $30, $27, $14 and $1, respectively. Earned premiums for Omni for the three months ended March 31, 2006, June 30, 2006, September 30, 2006, December 31, 2006 and March 31, 2007 were $39, $36, $33, $19 and $2, respectively.

[2]	The three months ended June 30, 2006 and September 30, 2006 included a net catastrophe reserve release of $12 and $11, respectively, primarily related to the 2004 and 2005 hurricanes.

[3]	The three months ended June 30, 2006 and September 30, 2006 included a reduction to the Citizens’ assessment of $16 and $3, respectively. These assessments and reductions thereto related to 2004 and 2005 hurricanes. Citizens’ assessment recoupments totaled $1 for the three months ended June 30, 2006 and $2 for each of the three months ended September 30, 2006, December 31, 2006 and March 31, 2007.

[4]	The three months ended December 31, 2006 included a current accident year reserve release totaling 3.1 points, predominantly related to auto liability claims.

[5]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

[6]	Excluding the effect of Omni, the Personal Lines combined ratio before catastrophes and prior accident year development for the three months ended March 31, 2006, June 30, 2006, September 30, 2006, December 31, 2006 and March 31, 2007 was 82.8, 84.6, 88.0, 85.8 and 84.1, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PERSONAL LINES
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2006	2006	2006	2006	2007	Change	Change
BUSINESS UNIT
WRITTEN PREMIUMS [1]

AARP	$589	$678	$683	$630	$650	10%	3%
Agency	250	283	291	276	269	8%	(3%)
Other	62	52	48	35	20	(68%)	(43%)

Total	$901	$1,013	$1,022	$941	$939	4%	—

EARNED PREMIUMS [1]

AARP	$595	$612	$624	$635	$653	10%	3%
Agency	258	266	271	273	277	7%	1%
Other	66	61	57	42	23	(65%)	(45%)

Total	$919	$939	$952	$950	$953	4%	—

PRODUCT LINE
WRITTEN PREMIUMS [1]

Automobile	$690	$735	$737	$694	$699	1%	1%
Homeowners	211	278	285	247	240	14%	(3%)

Total	$901	$1,013	$1,022	$941	$939	4%	—

EARNED PREMIUMS [1]
Automobile	$686	$695	$708	$703	$693	1%	(1%)
Homeowners	233	244	244	247	260	12%	5%

Total	$919	$939	$952	$950	$953	4%	—

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Written Price Increases/(Decreases)
Automobile	—	—	(1%)	(1%)	—	—	1%
Homeowners	4%	4%	4%	6%	8%	4%	2%

Premium Retention
Automobile	86%	87%	87%	87%	89%	3%	2%
Homeowners	94%	95%	95%	93%	100%	6%	7%

New Business Premium $
Automobile	$109	$114	$129	$117	$117	7%	—
Homeowners	$32	$44	$46	$39	$37	16%	(5%)

Policies in force
Automobile	2,252,977	2,277,520	2,314,116	2,276,165	2,313,512	3%	2%
Homeowners	1,396,102	1,421,230	1,445,973	1,460,679	1,478,797	6%	1%

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2006	2006	2006	2006	2007	Change	Change
UNDERWRITING RESULTS
Written premiums	$426	$418	$383	$369	$385	(10%)	4%
Change in unearned premium reserve	43	19	(5)	(11)	7	(84%)	NM

Earned premiums	383	399	388	380	378	(1%)	(1%)

Losses and loss adjustment expenses
Current year	272	277	247	267	250	(8%)	(6%)
Prior year [1]	(30)	64	(1)	2	(6)	80%	NM

Total losses and loss adjustment expenses	242	341	246	269	244	1%	(9%)

Underwriting expenses	93	100	100	100	94	1%	(6%)
Dividends to policyholders	1	1	1	(8)	1	—	NM

Underwriting results	$47	$(43)	$41	$19	$39	(17%)	105%

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current year	70.9	69.4	64.0	69.7	65.8	5.1	3.9
Prior year [1] [2]	(7.4)	15.9	(0.5)	0.7	(1.7)	(5.7)	2.4

Total losses and loss adjustment expenses	63.6	85.3	63.5	70.4	64.1	(0.5)	6.3

Expenses	23.7	25.8	25.4	26.9	25.0	(1.3)	1.9
Policyholder dividends	0.4	(0.1)	0.5	(2.1)	0.4	—	(2.5)

Combined ratio	87.7	111.0	89.4	95.1	89.6	(1.9)	5.5

Catastrophes
Current year	0.5	1.0	0.7	—	0.1	0.4	(0.1)
Prior year	(7.6)	(0.4)	(0.5)	(1.2)	(1.1)	(6.5)	(0.1)

Catastrophe ratio	(7.1)	0.6	0.1	(1.3)	(1.0)	(6.1)	(0.3)

Combined ratio before catastrophes	94.8	110.4	89.2	96.4	90.6	4.2	5.8

Combined ratio before catastrophes and prior year development [2]	94.6	94.0	89.2	94.4	91.2	3.4	3.2

[1]	The three months ended March 31, 2006 included a net catastrophe reserve release of $30, primarily related to the 2004 and 2005 hurricanes. The three months ended June 30, 2006 included an increase of $45 for construction defects claims.

[2]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2006	2006	2006	2006	2007	Change	Change
WRITTEN PREMIUMS [1]

Property	$43	$69	$49	$51	$41	(5%)	(20%)
Casualty	189	139	130	112	164	(13%)	46%
Professional Liability, Fidelity and Surety	157	174	179	187	159	1%	(15%)
Other	37	36	25	19	21	(43%)	11%

Total	$426	$418	$383	$369	$385	(10%)	4%

EARNED PREMIUMS [1]

Property	$55	$54	$51	$53	$52	(5%)	(2%)
Casualty	142	147	146	132	135	(5%)	2%
Professional Liability, Fidelity and Surety	154	160	171	165	170	10%	3%
Other	32	38	20	30	21	(34%)	(30%)

Total	$383	$399	$388	$380	$378	(1%)	(1%)

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OTHER OPERATIONS
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2006	2006	2006	2006	2007	Change	Change
UNDERWRITING RESULTS

Written premiums	$—	$2	$—	$2	$—	—	(100%)
Change in unearned premium reserve	(1)	1	—	(1)	—	100%	100%

Earned premiums	1	1	—	3	—	(100%)	(100%)

Losses and loss adjustment expenses
Current year	—	—	—	—	—	—	—
Prior year [1]	19	267	58	16	18	(5%)	13%

Total losses and loss adjustment expenses	19	267	58	16	18	(5%)	13%

Underwriting expenses	3	—	4	4	6	100%	50%

Underwriting results	$(21)	$(266)	$(62)	$(17)	$(24)	(14%)	(41%)

Net investment income	66	69	60	66	62	(6%)	(6%)
Periodic net coupon settlements on credit derivatives, before-tax	—	—	—	—	—	—	—
Other income (expenses)	1	(1)	—	(1)	—	(100%)	100%
Income tax (expense) benefit	(11)	72	5	(12)	(10)	9%	17%

Core earnings	35	(126)	3	36	28	(20%)	(22%)
Add: Net realized capital gains, after-tax	—	2	3	12	4	—	(67%)

Net income (loss)	$35	$(124)	$6	$48	$32	(9%)	(33%)

[1]	The three months ended June 30, 2006 included a $243 charge as a result of the agreement with Equitas and the Company’s evaluation of the reinsurance recoverables and allowance for uncollectible reinsurance associated with older, long-term casualty liabilities. The three months ended September 30, 2006 included environmental reserve strengthening of $43.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OTHER OPERATIONS LOSSES AND LOSS ADJUSTMENT EXPENSES

For the Three Months Ended March 31, 2007	Asbestos	Environmental	All Other [1][5]	Total
Beginning liability — net [2] [3]	$2,242	$316	$1,858	$4,416
Losses and loss adjustment expenses incurred	6	—	12	18
Losses and loss adjustment expenses paid	(72)	(17)	(62)	(151)

Ending liability – net [2] [3]	$2,176 [4]	$299	$1,808	$4,283

[1]	“All Other” also includes unallocated loss adjustment expense reserves and the allowance for uncollectible reinsurance.

[2]	Excludes asbestos and environmental net liabilities reported in Ongoing Operations of $9 and $6, respectively, as of March 31, 2007, and $9 and $6, respectively, as of December 31, 2006. Total net losses and loss adjustment expenses incurred in Ongoing Operations for the three months ended March 31, 2007 includes $1 related to asbestos and environmental claims. Total net losses and loss adjustment expenses paid in Ongoing Operations for the three months ended March 31, 2007 includes $1 related to asbestos and environmental claims.

[3]	Gross of reinsurance, asbestos and environmental reserves, including liabilities in Ongoing Operations, were $3,095 and $336, respectively, as of March 31, 2007, and $3,242 and $362, respectively, as of December 31, 2006.

[4]	The one year and average three year net paid amounts for asbestos claims, including Ongoing Operations, are $370 and $256, respectively, resulting in a one year net survival ratio of 5.9 and a three year net survival ratio of 8.5. Net survival ratio is the quotient of the net carried reserves divided by the average annual payment amount and is an indication of the number of years that the net carried reserve would last (i.e. survive) if the future annual claim payments were consistent with the calculated historical average.

[5]	The Company includes its allowance for uncollectible reinsurance in the “All Other” category of reserves. When the Company commutes a ceded reinsurance contract or settles a ceded reinsurance dispute, the portion of the allowance for uncollectible reinsurance attributable to that commutation or settlement, if any, is reclassified to the appropriate cause of loss.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PAID AND INCURRED LOSSES AND LOSS ADJUSTMENT EXPENSES (“LAE”)
DEVELOPMENT — ASBESTOS AND ENVIRONMENTAL

	Asbestos [1]		Environmental [1]
	Paid	Incurred	Paid	Incurred
For the Three Months Ended March 31, 2007	Losses & LAE	Losses & LAE	Losses & LAE	Losses & LAE
Gross

Direct	$83	$2	$20	$—

Assumed — Domestic	60	—	4	—

London Market	6	—	2	—

Total	149	2	26	—

Ceded	(77)	4	(9)	—

Net	$72	$6	$17	$—

[1]	Excludes asbestos and environmental paid and incurred losses and LAE reported in Ongoing Operations. Total gross losses and LAE incurred in Ongoing Operations for the three months ended March 31, 2007 includes $1 related to asbestos and environmental claims. Total gross losses and LAE paid in Ongoing Operations for the three months ended March 31, 2007 includes $1 related to asbestos and environmental claims.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNPAID LOSS AND LOSS ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

	For the Three Months Ended March 31, 2007
	Business	Personal	Specialty	Ongoing	Other	Total
	Insurance	Lines	Commercial	Operations	Operations	P&C
Liabilities for unpaid losses and loss adjustment expenses at 1/1/07 - gross	$7,794	$1,959	$6,522	$16,275	$5,716	$21,991
Reinsurance and other recoverables	650	134	2,303	3,087	1,300	4,387

Liabilities for unpaid losses and loss adjustment expenses at 1/1/07 - net	7,144	1,825	4,219	13,188	4,416	17,604

Provision for unpaid losses and loss adjustment expenses
Current year	793	610	250	1,653	—	1,653
Prior year	6	4	(6)	4	18	22

Total provision for unpaid losses and loss adjustment expenses	799	614	244	1,657	18	1,675

Payments	(617)	(645)	(192)	(1,454)	(151)	(1,605)

Liabilities for unpaid losses and loss adjustment expenses at 3/31/07 - net	7,326	1,794	4,271	13,391	4,283	17,674
Reinsurance and other recoverables	635	99	2,388	3,122	1,191	4,313

Liabilities for unpaid losses and loss adjustment expenses at 3/31/07 - gross	$7,961	$1,893	$6,659	$16,513	$5,474	$21,987

Earned premiums	$1,292	$953	$378	$2,623	$—	$2,623
Loss and loss expense paid ratio	47.8	67.7	49.8	55.3
Loss and loss expense incurred ratio	61.8	64.5	64.1	63.1
Prior accident year development (pts.)	0.5	0.5	(1.7)	0.2

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
REINSURANCE RECOVERABLE ANALYSIS

	March 31,	December 31,
	2007	2006
Gross Reinsurance Recoverables
Paid Loss and Loss Adjustment Expenses	$539	$460
Unpaid Loss and Loss Adjustment Expenses	4,252	4,417

Subtotal Gross Reinsurance Recoverables	4,791	4,877

Less: Allowance for Uncollectible Reinsurance	(418)	(412)

Net Reinsurance Recoverables	$4,373	$4,465

	As of December 31, 2006
Distribution of Gross Reinsurance Recoverables	Amount	% of Total
Gross Reinsurance Recoverables	$4,877

Less: Mandatory (Assigned Risk) Pools & Structured Settlements	(673)

Gross Reinsurance Recoverables Excluding Mandatory Pools & Structured Settlements	$4,204

Rated A- (Excellent) or better by A.M. Best [1]	$3,050	72.5%
Other Rated by A.M. Best	162	3.9%

Total Rated Companies	3,212	76.4%

Voluntary Pools	223	5.3%
Captives	197	4.7%
Other Not Rated Companies	572	13.6%

Total	$4,204	100.0%

[1]	The balances as of December 31, 2005 have been presented on a gross basis to conform with the current year presentation. Based on A.M. Best ratings as of December 31, 2006.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATED INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2006	2006	2006	2006	2007	Change	Change
Earned premiums	$2,566	$2,607	$2,632	$2,628	$2,623	2%	—
Net investment income	357	365	359	405	413	16%	2%
Other revenues	123	114	118	118	118	(4%)	—
Net realized capital gains (losses)	5	(29)	16	17	23	NM	35%

Total revenues	3,051	3,057	3,125	3,168	3,177	4%	-

Losses and loss adjustment expenses [1]	1,641	1,963	1,753	1,645	1,675	2%	2%
Amortization of deferred policy acquisition costs	518	523	531	534	528	2%	(1%)
Insurance operating costs and expenses [2]	141	107	157	175	151	7%	(14%)
Other expenses	157	178	143	165	167	6%	1%

Total benefits and expenses	2,457	2,771	2,584	2,519	2,521	3%	-

Income before income taxes	594	286	541	649	656	10%	1%

Income tax expense	170	70	160	151	195	15%	29%

Net income	424	216	381	498	461	9%	(7%)

Less: Net realized capital gains (losses), after-tax [3]	3	(19)	10	50	13	NM	(74%)

Core earnings	$421	$235	$371	$448	$448	6%	-

Total Property & Casualty effective tax rate — net income	28.6%	24.4%	29.7%	23.3%	29.7%	1.1	6.4
Total Property & Casualty effective tax rate — core earnings	28.6%	25.4%	29.5%	29.4%	29.5%	0.9	0.1

[1]	The three months ended June 30, 2006 included a $243 charge as a result of the agreement with Equitas and the Company’s evaluation of the reinsurance recoverables and allowance for uncollectible reinsurance associated with older, long-term casualty liabilities. The three months ended December 31, 2006 included a current accident year reserve release of $58, predominantly related to Personal Lines auto liability claims and Business Insurance workers’ compensation claims and package business.

[2]	The three months ended June 30, 2006 included a reduction to the Citizens’ assessment of $34 ($18 in Business Insurance and $16 in Personal Lines). The three months ended September 30, 2006 included a reduction to the Citizens’ assessment of $7 ($4 in Business Insurance and $3 in Personal Lines). These assessments and reductions thereto related to 2004 and 2005 hurricanes. Citizens’ assessment recoupments for Business Insurance totaled $1 for each of the three months ended March 31, 2006 and June 30, 2006 and $2 for each of the three months ended September 30, 2006, December 31, 2006 and March 31, 2007. Citizens’ assessment recoupments for Personal Lines totaled $1 for the three months ended June 30, 2006 and $2 for each of the three months ended September 30, 2006, December 31, 2006 and March 31, 2007.

[3]	The three months ended December 31, 2006 included a $25 after-tax gain on the sale of Omni.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATED BALANCE SHEETS

	AS OF					Year Over
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Year	Sequential
	2006	2006	2006	2006	2007	Change	Change
Investments
Fixed maturities, available for sale, at fair value	$24,984	$25,377	$26,460	$27,178	$27,138	9%	—
Equity securities, available for sale, at fair value	719	796	783	873	861	20%	(1%)
Mortgage loans	225	286	291	409	506	125%	24%
Other investments	712	797	843	840	938	32%	12%

Total investments	26,640	27,256	28,377	29,300	29,443	11%	—

Cash	290	193	156	225	229	(21%)	2%
Premiums receivable and agents’ balances	3,321	3,312	3,308	3,251	3,312	—	2%
Reinsurance recoverables	5,261	4,485	4,232	4,465	4,373	(17%)	(2%)
Deferred policy acquisition costs	1,150	1,176	1,202	1,197	1,201	4%	—
Deferred income tax	984	1,061	715	608	520	(47%)	(14%)
Goodwill	152	152	152	149	149	(2%)	—
Property and equipment, net	485	504	523	543	558	15%	3%
Other assets	1,624	1,552	1,404	1,281	1,475	(9%)	15%

Total assets	$39,907	$39,691	$40,069	$41,019	$41,260	3%	1%

Unpaid losses and loss adjustment expenses	$21,974	$21,770	$21,849	$21,991	$21,987	—	—
Unearned premiums	5,607	5,580	5,589	5,522	5,537	(1%)	—
Other liabilities	3,492	3,562	2,884	3,321	4,623	32%	39%

Total liabilities	31,073	30,912	30,322	30,834	32,147	3%	4%

Equity, x-AOCI, net of tax	8,816	8,949	9,451	9,851	8,781	—	(11%)
AOCI, net of tax	18	(170)	296	334	332	NM	(1%)

Total stockholders’ equity	8,834	8,779	9,747	10,185	9,113	3%	(11%)

Total liabilities and stockholders’ equity	$39,907	$39,691	$40,069	$41,019	$41,260	3%	1%

Hartford Fire NAIC RBC				588%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	Dec. 31, 2006	Dec. 31, 2005
Statutory Capital and Surplus	$8,230	$6,980
GAAP Adjustments Deferred policy acquisition costs	1,197	1,134
Deferred taxes	(320)	(355)
Benefit reserves	(107)	(165)
Unrealized gains on investments	418	324
Goodwill	149	104
Non-admitted assets	939	745
Other, net	(321)	(118)

GAAP Stockholders’ Equity	$10,185	$8,649

INVESTMENTS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
CONSOLIDATED

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2006	2006	2006	2006	2007	Change	Change
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$897	$911	$937	$988	$1,002	12%	1%
Tax-exempt	135	133	132	133	133	(1%)	—

Total fixed maturities	1,032	1,044	1,069	1,121	1,135	10%	1%
Equities
Available-for-sale	23	21	23	25	28	22%	12%
Held for trading	454	(970)	1,185	1,155	210	(54%)	(82%)

Total equities	477	(949)	1,208	1,180	238	(50%)	(80%)
Mortgage loans	31	36	42	49	57	84%	16%
Policy loans	33	36	37	36	36	9%	—
Limited partnerships	6	35	26	39	51	NM	31%
Other	24	3	(10)	(3)	(12)	NM	NM

Subtotal	1,603	205	2,372	2,422	1,505	(6%)	(38%)
Less: Investment expense	22	17	23	25	22	—	(12%)

Total net investment income (loss)	$1,581	$188	$2,349	$2,397	$1,483	(6%)	(38%)
Less: Securities held for trading	454	(970)	1,185	1,155	210	(54%)	(82%)

Total net investment income excluding trading securities	$1,127	$1,158	$1,164	$1,242	$1,273	13%	2%

Investment yield, before-tax [2]	5.6%	5.7%	5.6%	5.9%	5.9%	0.3	—
Investment yield, after-tax [2]	3.9%	3.9%	3.9%	4.0%	4.1%	0.2	0.1

Net Realized Capital Gains (Losses)
Gross gains on sale	$91	$89	$103	$137	$124	36%	(9%)
Gross losses on sale	(106)	(124)	(107)	(84)	(66)	38%	21%
Impairments
Credit related	—	—	(3)	(7)	(12)	—	(71%)
Other [3]	(23)	(66)	(18)	(4)	(3)	87%	25%

Total impairments	(23)	(66)	(21)	(11)	(15)	35%	(36%)
Japanese fixed annuity contract hedges, net [4]	(44)	(14)	38	3	5	NM	67%
Periodic net coupon settlements on credit derivatives/Japan [5]	(14)	(7)	(11)	(12)	(9)	36%	25%
GMWB derivatives, net	(13)	(22)	9	—	22	NM	—
Other net gain (loss) [6]	(12)	(35)	16	(11)	(15)	(25%)	(36%)

Total net realized capital gains (losses)	$(121)	$(179)	$27	$22	$46	NM	109%

[1]	Includes income on short-term bonds.

[2]	Represents annualized net investment income (excluding income related to equity securities held for trading) divided by the monthly weighted average invested assets at cost or amortized cost, as applicable, excluding equity securities held for trading, collateral received associated with the securities lending program and reverse repurchase agreements as well as consolidated variable interest entity minority interests.

[3]	Primarily relates to fixed maturity impairments for which the Company was uncertain of its intent to retain the investment for a period of time sufficient to allow for a recovery to amortized cost. These impairments do not relate to security issuers for which the Company has current concerns regarding their ability to pay future interest and principal amounts based upon the securities’ contractual terms.

[4]	Relates to the Japanese fixed annuity product (product and related derivative hedging instruments excluding periodic net coupon settlements).

[5]	Included in core earnings.

[6]	Primarily consists of changes in fair value on non-qualifying derivatives and hedge ineffectiveness on qualifying derivative instruments. In addition, the three months ended December 31, 2006 includes a before-tax benefit of $35 received from the WorldCom security settlement and a before-tax loss of $24 from the sale of Omni.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
LIFE

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2006	2006	2006	2006	2007	Change	Change
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$663	$673	$692	$714	$727	10%	2%
Tax-exempt	29	30	29	30	30	3%	—

Total fixed maturities	692	703	721	744	757	9%	2%
Equities
Available-for-sale	15	13	13	15	18	20%	20%
Held for trading	454	(970)	1,185	1,155	210	(54%)	(82%)

Total equities	469	(957)	1,198	1,170	228	(51%)	(81%)
Mortgage loans	28	32	38	44	50	79%	14%
Policy loans	33	36	37	36	36	9%	—
Limited partnerships	9	23	14	23	32	NM	39%
Other	5	(4)	(4)	(19)	(24)	NM	(26%)

Subtotal	1,236	(167)	2,004	1,998	1,079	(13%)	(46%)
Less: Investment expense	16	12	17	18	17	6%	(6%)

Total net investment income (loss)	$1,220	$(179)	$1,987	$1,980	$1,062	(13%)	(46%)
Less: Securities held for trading	454	(970)	1,185	1,155	210	(54%)	(82%)

Total net investment income excluding trading securities	$766	$791	$802	$825	$852	11%	3%

Investment yield, before-tax [2]	5.7%	5.8%	5.8%	5.9%	5.9%	0.2	—
Investment yield, after-tax [2]	3.8%	3.8%	3.8%	3.9%	3.9%	0.1	—

Net Realized Capital Gains (Losses)
Gross gains on sale	$41	$48	$61	$65	$72	76%	11%
Gross losses on sale	(59)	(82)	(66)	(50)	(40)	32%	20%
Impairments
Credit related	—	—	(3)	(7)	(12)	—	(71%)
Other [3]	(9)	(43)	(14)	—	(2)	78%	—

Total impairments	(9)	(43)	(17)	(7)	(14)	(56%)	(100%)
Japanese fixed annuity contract hedges, net [4]	(44)	(14)	38	3	5	NM	67%
Periodic net coupon settlements on credit derivatives/Japan [5]	(14)	(8)	(12)	(14)	(12)	14%	14%
GMWB derivatives, net	(13)	(22)	9	—	22	NM	—
Other net gain (loss) [6]	(28)	(29)	(2)	8	(10)	64%	NM

Total net realized capital gains (losses)	$(126)	$(150)	$11	$5	$23	NM	NM

[1]	Includes income on short-term bonds.

[2]	Represents annualized net investment income (excluding income related to equity securities held for trading) divided by the monthly weighted average invested assets at cost or amortized cost, as applicable, excluding equity securities held for trading, collateral received associated with the securities lending program and reverse repurchase agreements as well as consolidated variable interest entity minority interests.

[3]	Primarily relates to fixed maturity impairments for which the Company was uncertain of its intent to retain the investment for a period of time sufficient to allow for a recovery to amortized cost. These impairments do not relate to security issuers for which the Company has current concerns regarding their ability to pay future interest and principal amounts based upon the securities’ contractual terms.

[4]	Relates to the Japanese fixed annuity product (product and related derivative hedging instruments excluding periodic net coupon settlements).

[5]	Included in core earnings.

[6]	Primarily consists of changes in fair value on non-qualifying derivatives and hedge ineffectiveness on qualifying derivative instruments. In addition, the three months ended December 31, 2006 includes a before-tax benefit of $25 received from the WorldCom security settlement.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
PROPERTY & CASUALTY

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2006	2006	2006	2006	2007	Change	Change
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$230	$236	$242	$263	$267	16%	2%
Tax-exempt	106	103	103	103	103	(3%)	—

Total fixed maturities	336	339	345	366	370	10%	1%
Equities — available-for-sale	8	8	10	9	10	25%	11%
Mortgage loans	3	4	4	5	7	133%	40%
Limited partnerships	(3)	12	12	16	19	NM	19%
Other	19	7	(6)	16	12	(37%)	(25%)

Subtotal	363	370	365	412	418	15%	1%
Less: Investment expense	6	5	6	7	5	(17%)	(29%)

Total net investment income (loss)	$357	$365	$359	$405	$413	16%	2%

Investment yield, before-tax [2]	5.5%	5.5%	5.3%	5.8%	5.9%	0.4	0.1
Investment yield, after-tax [2]	4.1%	4.1%	3.9%	4.3%	4.4%	0.3	0.1

Net Realized Capital Gains (Losses)
Gross gains on sale	$50	$41	$42	$72	$52	4%	(28%)
Gross losses on sale	(47)	(42)	(41)	(34)	(26)	45%	24%
Impairments
Credit related	—	—	—	—	—	—	—
Other [3]	(14)	(23)	(4)	(4)	(1)	93%	75%

Total impairments	(14)	(23)	(4)	(4)	(1)	93%	75%
Periodic net coupon settlements on credit derivatives [4]	—	1	1	2	3	—	50%
Other net gain (loss) [5]	16	(6)	18	(19)	(5)	NM	74%

Total net realized capital gains (losses)	$5	$(29)	$16	$17	$23	NM	35%

[1]	Includes income on short-term bonds.

[2]	Represents annualized net investment income divided by the monthly weighted average invested assets at cost or amortized cost, as applicable, excluding the collateral received associated with the securities lending program.

[3]	Primarily relates to fixed maturity impairments for which the Company was uncertain of its intent to retain the investment for a period of time sufficient to allow for a recovery to amortized cost. These impairments do not relate to security issuers for which the Company has current concerns regarding their ability to pay future interest and principal amounts based upon the securities’ contractual terms.

[4]	Included in core earnings.

[5]	Primarily consists of changes in fair value on non-qualifying derivatives, hedge ineffectiveness on qualifying derivative instruments and other investment gains. In addition, the three months ended December 31, 2006 includes a before-tax benefit of $10 received from the WorldCom security settlement and a before-tax loss of $24 from the sale of Omni.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
CORPORATE

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2006	2006	2006	2006	2007	Change	Change
Net Investment Income
Fixed maturities [1]
Taxable	$4	$2	$3	$11	$8	100%	(27%)

Total fixed maturities	4	2	3	11	8	100%	(27%)

Equities — available-for-sale	—	—	—	1	—	—	(100%)

Total net investment income	$4	$2	$3	$12	$8	100%	(33%)

[1]	Includes income on short-term bonds.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	March 31,		June 30,		September 30,		December 31,		March 31,
	2006		2006		2006		2006		2007
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value [1]	$75,719	69.6%	$76,054	68.6%	$78,705	68.5%	$80,755	67.8%	$81,566	66.3%
Equity securities, at fair value
Available-for-sale [2]	1,539	1.4%	1,568	1.4%	1,594	1.4%	1,739	1.4%	2,212	1.8%
Held for trading	26,057	23.9%	26,916	24.3%	27,863	24.3%	29,393	24.7%	30,805	25.1%

Total equity securities, at fair value	27,596	25.3%	28,484	25.7%	29,457	25.7%	31,132	26.1%	33,017	26.9%
Policy loans, at outstanding balance	2,007	1.9%	2,110	1.9%	2,057	1.8%	2,051	1.7%	2,099	1.7%
Mortgage loans, at cost	2,145	2.0%	2,555	2.3%	2,742	2.4%	3,318	2.8%	4,015	3.3%
Limited partnerships	774	0.7%	946	0.9%	1,095	1.0%	1,244	1.0%	1,500	1.2%
Other investments [3]	578	0.5%	682	0.6%	668	0.6%	673	0.6%	746	0.6%

Total investments	$108,819	100.0%	$110,831	100.0%	$114,724	100.0%	$119,173	100.0%	$122,943	100.0%
Less: Equity securities held for trading	26,057	23.9%	26,916	24.3%	27,863	24.3%	29,393	24.7%	30,805	25.1%

Total investments excluding trading securities	$82,762	76.1%	$83,915	75.7%	$86,861	75.7%	$89,780	75.3%	$92,138	74.9%

HIMCO managed third party accounts	$4,849		$5,283		$6,828		$7,157		$7,654

Asset-backed securities (“ABS”)	$7,867	10.4%	$8,008	10.5%	$7,620	9.7%	$7,925	9.8%	$8,991	11.0%
Commercial mortgage-backed securities (“CMBS”)	13,224	17.5%	13,588	17.9%	15,027	19.1%	16,666	20.6%	16,993	20.8%
Collateralized mortgage obligation (“CMO”)	1,003	1.3%	1,227	1.6%	1,295	1.6%	1,308	1.6%	1,231	1.5%
Corporate	34,012	44.9%	33,828	44.5%	35,123	44.6%	35,891	44.6%	34,736	42.6%
Government/Government agencies — Foreign	1,429	1.9%	1,240	1.6%	1,133	1.4%	1,294	1.6%	1,272	1.6%
Government/Government agencies — U.S.	1,014	1.3%	1,583	2.1%	1,352	1.7%	846	1.0%	1,055	1.3%
Mortgage-backed securities (“MBS”) — agency	2,963	3.9%	2,849	3.8%	2,717	3.5%	2,702	3.3%	2,509	3.1%
Municipal — taxable	1,139	1.5%	1,147	1.5%	1,268	1.6%	1,344	1.7%	1,345	1.6%
Municipal — tax-exempt	10,841	14.3%	10,550	13.9%	11,086	14.1%	11,062	13.7%	11,466	14.1%
Redeemable preferred stock	41	0.1%	38	—	40	0.1%	36	—	47	0.1%
Short-term	2,186	2.9%	1,996	2.6%	2,044	2.6%	1,681	2.1%	1,921	2.3%

Total fixed maturities [1]	$75,719	100.0%	$76,054	100.0%	$78,705	100.0%	$80,755	100.0%	$81,566	100.0%

AAA	$20,197	26.7%	$21,098	27.7%	$22,421	28.6%	$23,629	29.2%	$25,500	31.3%
AA	10,299	13.6%	10,556	13.9%	10,520	13.4%	10,298	12.8%	10,911	13.4%
A	18,544	24.5%	18,196	23.9%	18,059	22.9%	18,251	22.6%	17,175	21.1%
BBB	16,575	21.9%	15,605	20.5%	16,700	21.2%	17,655	21.9%	17,023	20.9%
U.S. Government/Government agencies	4,926	6.5%	5,597	7.4%	5,782	7.3%	5,507	6.8%	5,406	6.6%
BB & below	2,992	3.9%	3,006	4.0%	3,179	4.0%	3,734	4.6%	3,630	4.4%
Short-term	2,186	2.9%	1,996	2.6%	2,044	2.6%	1,681	2.1%	1,921	2.3%

Total fixed maturities [1]	$75,719	100.0%	$76,054	100.0%	$78,705	100.0%	$80,755	100.0%	$81,566	100.0%

[1]	Includes $164, $224, $376, $404 and $486 in Corporate at March 31, 2006, June 30, 2006, September 30, 2006, December 31, 2006 and March 31, 2007, respectively, of which $97, $150, $271, $397 and $112, respectively, were investments held by The Hartford Financial Services Group, Inc.

[2]	Includes $40, $55, and $53 in Corporate at September 30, 2006, December 31, 2006, and March 31, 2007, respectively.

[3]	Includes $45 in Corporate at March 31, 2007.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
LIFE

	March 31,		June 30,		September 30,		December 31,		March 31,
	2006		2006		2006		2006		2007
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value	$50,571	61.7%	$50,453	60.6%	$51,869	60.3%	$53,173	59.4%	$53,942	58.0%
Equity securities, at fair value
Available-for-sale	820	1.0%	772	0.9%	771	0.9%	811	0.9%	1,298	1.4%
Held for trading	26,057	31.8%	26,916	32.3%	27,863	32.4%	29,393	32.9%	30,805	33.2%

Total equity securities, at fair value	26,877	32.8%	27,688	33.2%	28,634	33.3%	30,204	33.8%	32,103	34.6%
Policy loans, at outstanding balance	2,007	2.4%	2,110	2.5%	2,057	2.4%	2,051	2.3%	2,099	2.3%
Mortgage loans, at cost	1,920	2.3%	2,269	2.7%	2,451	2.9%	2,909	3.3%	3,509	3.8%
Limited partnerships	491	0.6%	581	0.7%	679	0.8%	794	0.9%	966	1.0%
Other investments	149	0.2%	250	0.3%	241	0.3%	283	0.3%	297	0.3%

Total investments	$82,015	100.0%	$83,351	100.0%	$85,931	100.0%	$89,414	100.0%	$92,916	100.0%
Less: Equity securities held for trading	26,057	31.8%	26,916	32.3%	27,863	32.4%	29,393	32.9%	30,805	33.2%

Total investments excluding trading securities	$55,958	68.2%	$56,435	67.7%	$58,068	67.6%	$60,021	67.1%	$62,111	66.8%

ABS	$6,784	13.4%	$6,929	13.7%	$6,574	12.7%	$6,725	12.6%	$7,705	14.3%
CMBS	9,552	18.9%	9,745	19.3%	10,660	20.6%	11,875	22.3%	12,150	22.5%
CMO	870	1.7%	983	2.0%	1,010	1.9%	1,004	1.9%	928	1.7%
Corporate	24,648	48.7%	24,235	48.0%	25,166	48.5%	25,572	48.1%	24,996	46.4%
Government/Government agencies — Foreign	746	1.5%	579	1.2%	488	0.9%	689	1.3%	648	1.2%
Government/Government agencies — U.S.	806	1.6%	1,226	2.4%	1,011	1.9%	661	1.2%	819	1.5%
MBS — agency	2,147	4.2%	2,080	4.1%	1,969	3.8%	1,903	3.6%	1,759	3.3%
Municipal — taxable	942	1.9%	955	1.9%	1,067	2.1%	1,144	2.2%	1,144	2.1%
Municipal — tax-exempt	2,407	4.8%	2,346	4.7%	2,476	4.8%	2,495	4.7%	2,582	4.8%
Redeemable preferred stock	16	—	15	—	16	—	13	—	16	—
Short-term	1,653	3.3%	1,360	2.7%	1,432	2.8%	1,092	2.1%	1,195	2.2%

Total fixed maturities	$50,571	100.0%	$50,453	100.0%	$51,869	100.0%	$53,173	100.0%	$53,942	100.0%

AAA	$11,010	21.8%	$11,707	23.2%	$12,362	23.8%	$13,301	25.0%	$14,908	27.7%
AA	6,714	13.3%	6,914	13.7%	6,848	13.2%	6,584	12.4%	6,901	12.8%
A	13,568	26.8%	13,235	26.2%	13,024	25.1%	13,193	24.8%	12,423	23.0%
BBB	12,180	24.1%	11,336	22.5%	12,241	23.6%	12,909	24.3%	12,627	23.4%
U.S. Government/Government agencies	3,797	7.5%	4,252	8.4%	4,221	8.1%	3,947	7.4%	3,870	7.2%
BB & below	1,649	3.2%	1,649	3.3%	1,741	3.4%	2,147	4.0%	2,018	3.7%
Short-term	1,653	3.3%	1,360	2.7%	1,432	2.8%	1,092	2.1%	1,195	2.2%

Total fixed maturities	$50,571	100.0%	$50,453	100.0%	$51,869	100.0%	$53,173	100.0%	$53,942	100.0%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
PROPERTY & CASUALTY

	March 31,		June 30,		September 30,		December 31,		March 31,
	2006		2006		2006		2006		2007
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value	$24,984	93.8%	$25,377	93.1%	$26,460	93.2%	$27,178	92.8%	$27,138	92.2%
Equity securities, available-for-sale, at fair value	719	2.7%	796	2.9%	783	2.8%	873	3.0%	861	2.9%
Mortgage loans, at cost	225	0.8%	286	1.1%	291	1.0%	409	1.4%	506	1.7%
Limited partnerships	283	1.1%	365	1.3%	416	1.5%	450	1.5%	534	1.8%
Other investments	429	1.6%	432	1.6%	427	1.5%	390	1.3%	404	1.4%

Total investments	$26,640	100.0%	$27,256	100.0%	$28,377	100.0%	$29,300	100.0%	$29,443	100.0%

ABS	$1,083	4.4%	$1,079	4.3%	$1,046	4.0%	$1,200	4.4%	$1,286	4.7%
CMBS	3,672	14.7%	3,843	15.1%	4,367	16.5%	4,791	17.6%	4,843	17.8%
CMO	133	0.5%	244	1.0%	285	1.1%	304	1.1%	303	1.1%
Corporate	9,250	37.0%	9,480	37.4%	9,768	36.9%	10,060	37.2%	9,650	35.7%
Government/Government agencies — Foreign	683	2.7%	661	2.6%	645	2.4%	605	2.2%	624	2.3%
Government/Government agencies — U.S.	208	0.8%	357	1.4%	341	1.3%	185	0.7%	236	0.9%
MBS — agency	816	3.3%	769	3.0%	748	2.8%	799	2.9%	750	2.8%
Municipal — taxable	197	0.8%	192	0.8%	201	0.8%	200	0.7%	201	0.7%
Municipal — tax-exempt	8,434	33.8%	8,204	32.3%	8,610	32.5%	8,567	31.5%	8,884	32.7%
Redeemable preferred stock	25	0.1%	23	—	24	0.1%	23	0.1%	31	0.1%
Short-term	483	1.9%	525	2.1%	425	1.6%	444	1.6%	330	1.2%

Total fixed maturities	$24,984	100.0%	$25,377	100.0%	$26,460	100.0%	$27,178	100.0%	$27,138	100.0%

AAA	$9,181	36.8%	$9,385	37.0%	$10,054	38.1%	$10,321	38.1%	$10,588	39.0%
AA	3,528	14.1%	3,584	14.1%	3,577	13.5%	3,583	13.2%	3,965	14.6%
A	4,926	19.7%	4,914	19.4%	4,952	18.7%	4,950	18.2%	4,715	17.4%
BBB	4,394	17.6%	4,267	16.8%	4,453	16.8%	4,733	17.4%	4,392	16.2%
U.S. Government/Government agencies	1,129	4.5%	1,345	5.3%	1,561	5.9%	1,560	5.7%	1,536	5.7%
BB & below	1,343	5.4%	1,357	5.3%	1,438	5.4%	1,587	5.8%	1,612	5.9%
Short-term	483	1.9%	525	2.1%	425	1.6%	444	1.6%	330	1.2%

Total fixed maturities	$24,984	100.0%	$25,377	100.0%	$26,460	100.0%	$27,178	100.0%	$27,138	100.0%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
CONSOLIDATED [1] [2]

	March 31, 2007			December 31, 2006
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss	Cost	Value	Loss
Total AFS [3] Securities

Three months or less	$13,387	$13,251	$(136)	$12,601	$12,500	$(101)
Greater than three months to six months	698	690	(8)	1,261	1,242	(19)
Greater than six months to nine months	769	758	(11)	1,239	1,210	(29)
Greater than nine months to twelve months	954	936	(18)	1,992	1,959	(33)
Greater than twelve months	15,737	15,331	(406)	15,402	14,911	(491)

Total	$31,545	$30,966	$(579)	$32,495	$31,822	$(673)

BIG [4] and Equity AFS [3] Securities

Three months or less	$729	$720	$(9)	$631	$624	$(7)
Greater than three months to six months	85	84	(1)	52	50	(2)
Greater than six months to nine months	12	11	(1)	128	122	(6)
Greater than nine months to twelve months	30	29	(1)	128	124	(4)
Greater than twelve months	762	724	(38)	573	529	(44)

Total	$1,618	$1,568	$(50)	$1,512	$1,449	$(63)

[1]	As of March 31, 2007, fixed maturities represented $571 or 99%, of the Company’s total unrealized loss of available-for-sale securities. The Company held no securities of a single issuer that were at an unrealized loss position in excess of 5% of the total unrealized loss amount as of March 31, 2007 and December 31, 2006. For a detailed discussion of the other than temporary impairment criteria, see “Evaluation of Other-Than-Temporary Impairments on Available-for-Sale Securities” included in the Critical Accounting Estimates section of the Management’s Discussion & Analysis and “Other-Than-Temporary Impairments on Available-for-Sale Securities” in Note 1 of Notes to Consolidated Financial Statements, both of which are included in The Hartford’s 2006 Form 10-K Annual Report.

[2]	Includes investments held in Corporate.

[3]	Represents available-for-sale (“AFS”) securities.

[4]	Represents below investment grade (“BIG”) securities.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
LIFE

	March 31, 2007			December 31, 2006
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss	Cost	Value	Loss
Total AFS Securities

Three months or less	$9,614	$9,516	$(98)	$8,462	$8,392	$(70)
Greater than three months to six months	531	526	(5)	999	985	(14)
Greater than six months to nine months	607	599	(8)	934	912	(22)
Greater than nine months to twelve months	756	742	(14)	1,186	1,166	(20)
Greater than twelve months	9,952	9,696	(256)	9,952	9,635	(317)

Total	$21,460	$21,079	$(381)	$21,533	$21,090	$(443)

BIG and Equity AFS Securities

Three months or less	$491	$485	$(6)	$391	$387	$(4)
Greater than three months to six months	53	52	(1)	26	25	(1)
Greater than six months to nine months	8	7	(1)	57	53	(4)
Greater than nine months to twelve months	19	18	(1)	74	71	(3)
Greater than twelve months	475	446	(29)	410	371	(39)

Total	$1,046	$1,008	$(38)	$958	$907	$(51)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
PROPERTY & CASUALTY

	March 31, 2007			December 31, 2006
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss	Cost	Value	Loss
Total AFS Securities

Three months or less	$3,754	$3,716	$(38)	$3,954	$3,923	$(31)
Greater than three months to six months	166	163	(3)	250	245	(5)
Greater than six months to nine months	161	158	(3)	305	298	(7)
Greater than nine months to twelve months	197	193	(4)	800	787	(13)
Greater than twelve months	5,782	5,632	(150)	5,446	5,272	(174)

Total	$10,060	$9,862	$(198)	$10,755	$10,525	$(230)

BIG and Equity AFS Securities

Three months or less	$231	$228	$(3)	$232	$229	$(3)
Greater than three months to six months	33	32	(1)	26	25	(1)
Greater than six months to nine months	4	4	—	71	69	(2)
Greater than nine months to twelve months	11	11	—	54	53	(1)
Greater than twelve months	283	275	(8)	161	156	(5)

Total	$562	$550	$(12)	$544	$532	$(12)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
AS OF MARCH 31, 2007
TOP TEN CORPORATE FIXED MATURITY EXPOSURES BY SECTOR

	LIFE
		Percent of
		Total
	Fair	Invested
	Value	Assets
Basic industry	$2,029	2.2%
Capital goods	1,847	2.0%
Consumer cyclical	2,330	2.5%
Consumer non cyclical	2,143	2.3%
Energy	1,259	1.4%
Financial services	7,538	8.1%
Technology and communications	2,861	3.1%
Transportation	559	0.6%
Utilities	3,198	3.4%
Other	1,232	1.3%

Total	$24,996	26.9%

	P&C
		Percent of
		Total
	Fair	Invested
	Value	Assets
Basic industry	$842	2.9%
Capital goods	597	2.0%
Consumer cyclical	908	3.1%
Consumer non cyclical	944	3.2%
Energy	440	1.5%
Financial services	2,772	9.4%
Technology and communications	1,138	3.9%
Transportation	143	0.5%
Utilities	1,457	4.9%
Other	409	1.4%

Total	$9,650	32.8%

	CONSOLIDATED [1]
		Percent of
		Total
	Fair	Invested
	Value	Assets
Basic industry	$2,871	2.3%
Capital goods	2,447	2.0%
Consumer cyclical	3,242	2.6%
Consumer non cyclical	3,088	2.5%
Energy	1,701	1.4%
Financial services	10,384	8.5%
Technology and communications	4,002	3.3%
Transportation	703	0.6%
Utilities	4,657	3.8%
Other	1,641	1.3%

Total	$34,736	28.3%

TOP TEN EXPOSURES BY ISSUER [2] [3]

	LIFE
General Electric Company	$273	0.3%
Citigroup Inc.	261	0.3%
Merrill Lynch & Co., Inc.	253	0.3%
Parcs Ltd.	249	0.3%
Bank of America Corp.	248	0.3%
AT&T Inc.	239	0.3%
HSBC Holdings PLC	236	0.2%
Comm. 2006-C8 Mortgage Trust	221	0.2%
Royal Bank of Scotland Group PLC	214	0.2%
UBS AG	199	0.2%

Total	$2,393	2.6%

	P&C
State of California	$246	0.8%
New York City, NY	226	0.8%
State of Georgia	211	0.7%
State of Massachusetts	197	0.7%
State of Illinios	192	0.7%
Goldman Sachs Group, Inc.	187	0.6%
Puttable Fltg. Opt. Tax-Exempts Rcpts	171	0.6%
State of Louisiana	146	0.5%
Merrill Lynch & Co., Inc.	126	0.4%
Houston, TX	118	0.4%

Total	$1,820	6.2%

	CONSOLIDATED [1]
State of California	$408	0.3%
Merrill Lynch & Co., Inc.	382	0.3%
Goldman Sachs Group, Inc.	382	0.3%
General Electric Company	375	0.3%
State of Massachusetts	323	0.3%
Bank of America Corp.	323	0.3%
HSBC Holdings PLC	316	0.3%
State of Illinios	314	0.3%
UBS AG	311	0.2%
Parcs Ltd.	299	0.2%

Total	$3,433	2.8%

[1]	Includes investments held in Corporate.

[2]	Excludes U.S. government and government agency backed securities as well as securities classified as trading securities.

[3]	Issuers may include trust securities or holdings supported by multiple underlying assets.